UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06692

Name of Fund: BlackRock MuniYield California Quality Fund, Inc. (MCA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield California Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2012

Date of reporting period: 01/31/2012

Item 1 – Report to Stockholders

January 31, 2012

Semi-Annual Report (Unaudited)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Dear Shareholder

Early in 2011, global financial market action was dominated by political revolutions in the Middle East and North Africa, soaring prices of oil and other commodities, and natural disasters in Japan resulting in global supply chain disruptions. But corporate earnings were strong and the global economic recovery appeared to be on track. Investors demonstrated steadfast confidence as risk assets, including equities, commodities and high yield bonds, charged forward. Markets reversed sharply in May, however, when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Financial markets whipsawed on hopes and fears. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in highly correlated asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors came back from the sidelines and risk assets rallied through the month. Eventually, a lack of definitive details about Europe’s rescue plan raised doubts among investors and thwarted the rally at the end of October. The last two months of 2011 saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers in gridlock over budget issues. Global central bank actions and improving economic data invigorated investors, but confidence was easily tempered by sobering news flow. Sentiment improved in the New Year as investors saw bright spots in global economic data, particularly from the United States, China and Germany. International and emerging markets rebounded strongly through January. US stocks rallied on solid improvement in the domestic labor market and indications from the Federal Reserve that interest rates would remain low through 2014. Nonetheless, investors maintained caution as US corporate earnings began to weaken and a European recession appeared inevitable.

US equities and high yield bonds recovered their late-summer losses and posted positive returns for both the 6- and 12-month periods ended January 31, 2012. International markets, however, experienced some significant downturns in 2011 and remained in negative territory despite a strong rebound at the end of the period. Fixed income securities benefited from declining yields and delivered positive returns for the 6- and 12-month periods. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 remain unresolved. For investors, the risks are daunting. BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.”

Rob Kapito President, BlackRock Advisors, LLC

Total Returns as of January 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	2.71%	4.22%
US small cap equities (Russell 2000® Index)	0.22	2.86
International equities (MSCI Europe, Australasia, Far East Index)	(10.42)	(9.59)
Emerging market equities (MSCI Emerging Markets Index)	(9.56)	(6.64)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.09
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	10.81	18.49
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.25	8.66
Tax-exempt municipal bonds (S&P Municipal Bond Index)	7.25	14.40
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	1.84	5.81

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended January 31, 2012

One year ago, the municipal bond market was steadily recovering from a difficult fourth quarter of 2010 that brought severe losses amid a steepening US Treasury yield curve and a flood of inflated headlines about municipal finance troubles. Retail investors had lost confidence in municipals and retreated from the market. Political uncertainty surrounding the midterm elections and tax policies exacerbated the situation. These conditions combined with seasonal illiquidity weakened willful market participation from the trading community. December 2010 brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the Build America Bond program was retired. This supply-demand imbalance led to wider quality spreads and higher yields for municipal bonds heading into 2011.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in the first half of 2011. From the middle of November 2010, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June 2011. However, weak demand was counterbalanced by lower supply in 2011. According to Thomson Reuters, new issuance was down 32% in 2011 as compared to the prior year. While these technical factors were improving, municipalities were struggling to balance their budgets, although the late-2010 predictions for widespread municipal defaults did not materialize. Other concerns that resonated at the beginning of the year, such as rising interest rates, weakening credits and higher rates of inflation, abated as these scenarios also did not come to fruition.

On August 5th, 2011, Standard & Poor’s (“S&P”) downgraded the US government’s credit rating from AAA to AA+. While this led to the downgrade of approximately 11,000 municipal issues directly tied to the US debt rating, this represented a very small fraction of the municipal market and said nothing about the individual municipal credits themselves. In fact, demand for municipal bonds increased as severe volatility in US equities drove investors to more stable asset classes. The municipal market benefited from an exuberant Treasury market and continued muted new issuance. As supply remained constrained, demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history. The S&P Municipal Bond Index returned 10.62% in 2011, making municipal bonds a top-performing fixed income asset class for the year.

Supply and demand technicals continued to be favorable in January 2012. Overall, the municipal yield curve flattened during the period from January 31, 2011 to January 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 161 basis points (“bps”) to 3.17% on AAA-rated 30-year municipal bonds and by 163 bps to 1.68% on 10-year bonds, while yields on 5-year issues fell 117 bps to 0.68%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 120 bps, and in the 2- to 10-year range, the spread tightened by 124 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country, while a small number of states continue to rely on a “kick-the-can” approach to close their budget shortfalls, with aggressive revenue projections and accounting gimmicks. The market’s technical factors are also improving as demand outpaces supply in what is historically a light issuance period. It has been over a year since the first highly publicized interview about the fiscal problems plaguing state and local governments. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. In 2011, there were fewer municipal defaults than seen in 2010. Throughout 2011 monetary defaults in the S&P Municipal Bond Index totaled roughly $805 million, representing less than 0.48% of the index. BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Fund Summary as of January 31, 2012	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended January 31, 2012, the Fund returned 22.02% based on market price and 15.78% based on net asset value (“NAV”). For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 21.10% based on market price and 13.67% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the yield curve flattened during the period (longer-term interest rates fell more than shorter rates), rising bond prices in the long end of the municipal curve contributed positively to the Fund’s performance. The Fund’s longer-dated holdings in the health, transportation and education sectors experienced the best price appreciation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of January 31, 2012 ($14.72)[1]	5.99%
Tax Equivalent Yield[2]	9.22%
Current Monthly Distribution per Common Share[3]	$0.0735
Current Annualized Distribution per Common Share[3]	$0.8820
Economic Leverage as of January 31, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$14.72	$12.46	18.14%	$14.79	$11.45
Net Asset Value	$14.65	$13.07	12.09%	$14.65	$13.07

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	1/31/12	7/31/11
County/City/Special District/School District	31%	26%
Transportation	25	19
Utilities	20	23
Health	9	9
State	9	9
Education	2	2
Housing	2	2
Corporate	1	9
Tobacco	1	1

Credit Quality Allocations[5]

	1/31/12	7/31/11
AAA/Aaa	11%	16%
AA/Aa	69	62
A	19	18
BBB/Baa	—[6]	3
BB/Ba	—[6]	1
B	1	—

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (Moody’s”) ratings.

[6]	Amount rounds to less than 1%.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	5

Fund Summary as of January 31, 2012	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended January 31, 2012, the Fund returned 21.86% based on market price and 15.68% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 21.02% based on market price and 14.53% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s slightly long duration (sensitivity to interest rate movements) had a positive impact on performance as interest rates generally declined amid the investor flight-to-quality in the US Treasury market. Increased exposure to inverse floating rate instruments (tender option bonds) while the municipal yield curve was historically steep boosted the Fund’s income accrual. The Fund’s holdings of higher quality essential service revenue bonds contributed positively, as did holdings of select general obligation bonds and school district credits with stronger underlying fundamentals. Additionally, purchases of zero-coupon bonds deemed undervalued added to the Fund’s total return.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2012 ($15.36)[1]	5.74%
Tax Equivalent Yield[2]	8.83%
Current Monthly Distribution per Common Share[3]	$0.0735
Current Annualized Distribution per Common Share[3]	$0.8820
Economic Leverage as of January 31, 2012[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share, declared on March 1, 2012, was increased to $0.0760 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$15.36	$13.00	18.15%	$15.40	$12.60
Net Asset Value	$16.05	$14.31	12.16%	$16.05	$14.31

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	1/31/12		7/31/11
County/City/Special District/School District	47%		45%
Utilities	25		28
Education	10		10
Transportation	8		8
Health	7		4
State	3		1
Corporate	—	[5]	4
Housing	—	[5]	—

[5] Amount rounds to less than 1%.

Credit Quality Allocations[6]

	1/31/12	7/31/11
AAA/Aaa	10%	11%
AA/Aa	79	79
A	10	10
BBB/Baa	1	—

[6] Using the higher of S&P’s or Moody’s ratings.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Fund Summary as of January 31, 2012	BlackRock MuniYield Michigan Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund II, Inc.’s (MYM) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended January 31, 2012, the Fund returned 27.51% based on market price and 13.36% based on NAV. For the same period, the closed-end Lipper Michigan Municipal Debt Funds category posted an average return of 19.01% based on market price and 12.19% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, the Fund benefited from the declining interest rate environment (bond prices rise as interest rates fall), the flattening of the yield curve (long interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Fund’s exposure to zero-coupon bonds and the health sector had a positive impact on performance as these holdings derived the greatest benefit from the decline in interest rates and spread tightening during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2012 ($15.16)[1]	5.66%
Tax Equivalent Yield[2]	8.71%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of January 31, 2012[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$15.16	$12.28	23.45%	$15.16	$12.17
Net Asset Value	$14.85	$13.53	9.76%	$14.85	$13.53

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	1/31/12	7/31/11
County/City/Special District/School District	24%	23%
Health	17	14
State	16	11
Utilities	15	17
Education	12	9
Transportation	8	11
Housing	4	4
Corporate	4	11

Credit Quality Allocations[5]

	1/31/12	7/31/11
AAA/Aaa	2%	2%
AA/Aa	74	69
A	20	24
BBB/Baa	2	3
Not Rated[6]	2	2

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2012 and July 31, 2011, the market value of these securities was $2,665,600, representing 1%, and $5,295,911, representing 2%, respectively, of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	7

Fund Summary as of January 31, 2012	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended January 31, 2012, the Fund returned 18.96% based on market price and 13.13% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return 17.53% based on market price and 11.32% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As the yield curve flattened during the period (longer-term interest rates fell more than shorter rates), rising bond prices in the long end of the municipal curve contributed positively to the Fund’s performance. Additionally, the Fund benefited from its long duration bias (greater sensitivity to interest rate movements) as overall interest rates declined. The Fund’s heavy exposures to transportation and education, which were among the better performing sectors for the period, had a positive impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of January 31, 2012 ($14.53)[1]	5.86%
Tax Equivalent Yield[2]	9.02%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of January 31, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$14.53	$12.60	15.32%	$14.59	$12.10
Net Asset Value	$14.74	$13.44	9.67%	$14.74	$13.44

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	1/31/12	7/31/11
County/City/Special District/School District	29%	28%
Transportation	27	29
Education	12	11
Utilities	9	8
State	9	11
Health	8	5
Housing	3	3
Corporate	2	4
Tobacco	1	1

Credit Quality Allocations[5]

	1/31/12	7/31/11
AAA/Aaa	13%	12%
AA/Aa	54	54
A	23	21
BBB/Baa	9	10
BB/Ba	1	2
Not Rated	—	1 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011, the market value of these securities was $3,909,236, representing 1% of the Fund’s long-term investments.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Fund Summary as of January 31, 2012	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended January 31, 2012, the Fund returned 26.48% based on market price and 16.31% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 21.10% based on market price and 13.67% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, the Fund benefited from the declining interest rate environment (bond prices rise as interest rates fall), the flattening of the yield curve (long interest rates fell more than short and intermediate rates) and tightening of credit spreads. The Fund’s exposure to zero-coupon bonds and the health sector had a positive impact on performance as these holdings derived the greatest benefit from the decline in interest rates and spread tightening during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of January 31, 2012 ($14.91)[1]	5.79%
Tax Equivalent Yield[2]	8.91%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Economic Leverage as of January 31, 2012[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	1/31/12	7/31/11	Change	High	Low
Market Price	$14.91	$12.17	22.51%	$14.93	$11.86
Net Asset Value	$14.86	$13.19	12.66%	$14.86	$13.19

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	1/31/12	7/31/11
Transportation	27%	27%
County/City/Special District/School District	21	24
Utilities	18	17
State	11	10
Education	9	9
Health	8	7
Housing	5	5
Corporate	1	1

Credit Quality Allocations[5]

	1/31/12	7/31/11
AAA/Aaa	10%	7%
AA/Aa	66	65
A	21	21
BBB/Baa	3	3
Not Rated	—	4 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011, the market value of these securities was $20,992,023, representing 1% of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and previously issued and had outstanding Auction Market Preferred Shares (“AMPS”) (VRDP Shares, VMTP Shares, and as applicable AMPS, are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets. In addition, each Fund voluntarily limits its economic leverage to 45% of its total managed assets. As of January 31, 2012, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUE	38%
MCA	39%
MYM	35%
MYN	38%
MYI	37%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.1%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$5,225	$5,992,552
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	3,580	3,279,889
Selma Industrial Development Board, RB, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	982,657
		10,255,098
California — 16.0%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	5,050	5,679,785
California Health Facilities Financing Authority, RB:
Scripps Health, Series A, 5.00%, 11/15/40 (a)	415	445,880
Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,300,594
City of San Jose California Airport, RB, Series A-1, AMT, 5.50%, 3/01/30	4,045	4,397,158
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	3,172,960
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	3,808,875
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/35	1,875	2,111,269
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	5,000	5,469,050
Election of 2008, Series C, 5.25%, 8/01/39	2,500	2,864,750
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	3,175	3,534,537
Port of Oakland, Refunding RB, Series M, AMT (NPFGC), 5.38%, 11/01/27	2,220	2,249,504
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	2,670	3,121,951
Roseville Joint Union High School District California, GO, Election of 2004, Series A (NPFGC), 5.00%, 8/01/29	2,985	3,206,099
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/33	2,165	2,590,444

Municipal Bonds	Par (000)	Value
California (concluded)
San Francisco City & County Airports Commission, RB, Specialty Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	$1,250	$1,253,350
State of California, GO, Refunding, Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,017
Stockton Public Financing Authority California, RB, Redevelopment Projects, Series A (Radian), 5.25%, 9/01/34	2,430	1,778,566
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	3,175	3,632,517
		52,627,306
Colorado — 1.5%
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	3,300	3,902,415
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT, 7.50%, 4/01/31	120	121,760
Regional Transportation District, COP, Series A, 5.00%, 6/01/25	765	864,756
		4,888,931
Florida — 11.3%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/26	2,000	2,397,380
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,700,300
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (AGM):
5.25%, 10/01/41	4,610	4,806,939
5.50%, 10/01/41	4,180	4,418,177
Jacksonville Port Authority, RB, AMT (AGC), 6.00%, 11/01/38	3,625	3,679,665
Orange County Health Facilities Authority, RB, The Nemours Foundation Project, Series A, 5.00%, 1/01/29	2,540	2,790,190
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	7,600	8,462,524
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	6,965	7,895,872
		37,151,047

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
BOCES	Board of Cooperative Educational Services
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GAB	Grant Anticipation Bonds
GAN	Grant Anticipation Notes
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
LRB	Lease Revenue Bonds
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
Syncora	Syncora Guarantee
XLCA	XL Capital Assurance, Inc.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	11

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Mortgage, Series E, AMT, 6.00%, 1/01/32	$230	$232,203
Illinois — 14.3%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	1,205	1,468,473
Chicago Board of Education Illinois, GO, Series A:
5.50%, 12/01/39	3,405	3,858,137
5.00%, 12/01/41	7,455	7,981,249
City of Chicago Illinois, RB:
O’Hare International Airport, General, Third Lien, Series C (AGM), 5.25%, 1/01/35	2,030	2,232,472
Sales Tax, Series A, 5.25%, 1/01/38	1,310	1,477,235
Series A, 5.75%, 1/01/39	2,000	2,282,800
City of Chicago Illinois, Refunding RB, General, Third Lien, Series C, 6.50%, 1/01/41	9,085	10,978,677
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	4,032,502
Sales Tax Receipts, 5.25%, 12/01/36	1,060	1,185,080
Sales Tax Receipts, 5.25%, 12/01/40	3,135	3,496,748
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,681,162
6.00%, 6/01/28	670	751,284
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	4,000	4,551,440
		46,977,259
Indiana — 5.3%
Indiana Finance Authority WasteWater Utility, RB, Series A, 5.25%, 10/01/31	3,225	3,721,521
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/42	6,300	6,641,712
Indianapolis Local Public Improvement Bond Bank, RB, Series K, 5.00%, 6/01/25	3,720	4,284,324
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,657,339
		17,304,896
Iowa — 0.6%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	1,710	1,890,747
Kansas — 0.4%
Sedgwick & Shawnee Counties Kansas, MRB, Series A-2, AMT (Ginnie Mae), 6.20%, 12/01/33	1,130	1,147,538
Michigan — 7.2%
City of Detroit Michigan, RB, Series B:
Second Lien (NPFGC), 5.50%, 7/01/29	4,170	4,688,415
Senior Lien (AGM), 7.50%, 7/01/33	1,330	1,678,793
City of Detroit Michigan, Refunding RB, Senior Lien:
Series C-1 (AGM), 7.00%, 7/01/27	4,180	5,177,557
Series C-2 (BHAC), 5.25%, 7/01/29	1,860	2,071,556
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,806,323
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/24	1,440	1,674,374
5.25%, 10/15/25	750	868,140

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	$3,115	$3,852,071
		23,817,229
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,975	2,331,448
Nevada — 4.6%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	3,210	3,605,280
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	4,565	4,977,904
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	6,520	6,691,215
		15,274,399
New Jersey — 7.3%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	11,000	11,801,350
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	3,400	3,722,116
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	3,030	3,476,592
Series A (AGC), 5.63%, 12/15/28	2,930	3,382,685
Series B, 5.25%, 6/15/36	1,500	1,687,725
		24,070,468
New York — 6.5%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	940	1,062,209
New York City Municipal Water Finance Authority, RB, Second General Resolution:
Fiscal 2009, Series EE, 5.25%, 6/15/40	6,930	7,726,049
Fiscal 2011, Series EE, 5.38%, 6/15/43	2,220	2,538,659
Fiscal 2012, Series BB, 5.00%, 6/15/44	2,500	2,784,150
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,543,547
Sub-Series S-2A, 5.00%, 7/15/30	4,045	4,672,461
		21,327,075
North Carolina — 0.3%
North Carolina HFA, RB, Home Ownership, Series 14A, AMT (AMBAC), 5.35%, 1/01/22	920	921,086
Pennsylvania — 1.6%
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	3,000	3,241,920
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Children’s Hospital, Series D, 5.00%, 7/01/32	1,940	2,148,705
		5,390,625
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	3,500	4,085,865

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
South Carolina — 5.8%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series A-2, AMT (AGM), 6.35%, 7/01/19	$140	$141,940
South Carolina State Public Service Authority, RB, Series A:
(AMBAC), 5.00%, 1/01/42	15,000	16,141,200
Santee Cooper, 5.50%, 1/01/38	2,500	2,842,550
		19,125,690
Texas — 20.4%
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	1,795	2,064,483
5.00%, 11/15/29	2,270	2,584,508
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	6,700	8,074,974
Clifton Higher Education Finance Corp., Refunding RB, Baylor University, 5.25%, 3/01/32	3,120	3,596,705
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	5,655	6,295,146
Harris County Cultural Education Facilities Finance Corp., RB, Children’s Hospital Project, 5.25%, 10/01/29	2,080	2,378,418
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,000	1,189,940
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	1,250	1,412,463
North Texas Tollway Authority, RB:
First Tier, Series K-2 (AGC), 6.00%, 1/01/38	1,000	1,138,540
Special Projects System, Series A, 5.50%, 9/01/41	7,880	9,111,802
North Texas Tollway Authority, Refunding RB, System, First Tier (NPFGC):
Series A, 5.63%, 1/01/33	10,975	12,069,756
Series A, 5.75%, 1/01/40	11,575	12,556,328
Series B, 5.75%, 1/01/40	1,000	1,084,780
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	3,000	3,464,820
		67,022,663
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,500	2,691,625
Virginia — 0.8%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	2,195	2,596,400
Washington — 1.5%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	2,400	2,759,832
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	1,865	2,157,190
		4,917,022
Total Municipal Bonds — 111.3%		366,046,620

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	$3,750	$3,978,075
California — 3.4%
City of San Jose California, GO, Libraries, Parks, and Public Safety Project (NPFGC), 5.00%, 9/01/30	3,805	4,002,888
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/30	1,486	1,629,450
Sequoia Union High School District California, GO, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,189	5,654,559
		11,286,897
Colorado — 3.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	9,410	9,902,049
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	1,700	2,123,765
Florida — 7.1%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	6,493	6,802,189
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	12,500	14,359,125
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	2,115	2,260,660
		23,421,974
Georgia — 2.1%
Augusta-Richmond County Georgia, Water & Sewer, RB (AGM), 5.25%, 10/01/34	6,290	6,828,361
Illinois — 6.1%
Chicago Illinois O’Hare International Airport, RB, Series A, 5.00%, 1/01/38	15,000	15,891,375
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	3,969	4,310,862
		20,202,237
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,656,814
Massachusetts — 3.5%
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series B, 5.00%, 10/15/41	5,080	5,760,364
Series A (AGM), 5.00%, 8/15/30	4,994	5,576,010
		11,336,374
Nevada — 6.5%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	10,000	11,700,800
Series B, 5.50%, 7/01/29	8,247	9,699,478
		21,400,278
New Jersey — 1.3%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,941	4,227,388

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	13

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York — 6.4%
New York Liberty Development Corp., RB:
1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	$7,515	$8,537,265
4 World Trade Center Project, 5.75%, 11/15/51	4,400	5,006,892
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	6,751	7,449,442
		20,993,599
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., RB, Sales Tax, Series C, 5.25%, 8/01/40	3,020	3,353,740
Washington — 2.3%
City of Bellevue Washington, GO, Refunding (NPFGC), 5.50%, 12/01/39	6,883	7,676,150
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.4%		149,387,701
Total Long-Term Investments (Cost — $472,315,149) — 156.7%		515,434,321

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (c)(d)	11,617,912	11,617,912
Total Short-Term Securities (Cost — $11,617,912) — 3.6%		11,617,912
Total Investments (Cost — $483,933,061) — 160.3%		527,052,233
Other Assets Less Liabilities — 1.9%		6,180,292
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.4)%		(73,390,506)
VMTP Shares, at Liquidation Value — (39.8)%		(131,000,000)
Net Assets Applicable to Common Shares — 100.0%		$328,842,019

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Securities	$445,880	$4,486

(b)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income
FFI Institutional Tax-Exempt Fund	13,223,965	(1,606,053)	11,617,912	$583

(d)	Represents the current yield as of report date.

•	Financial futures contracts sold as of January 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
	10-Year US	Chicago
	Treasury	Board of	March
111	Note	Trade	2012	$14,679,750	$(194,461)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments: Long-Term Investments[1]	—	$515,434,321	—	$515,434,321
Short-Term Securities	$11,617,912	—	—	11,617,912
Total	$11,617,912	$515,434,321	—	$527,052,233

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(194,461)	—	—	$(194,461)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock MuniYield California Quality Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 88.4%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,818,001
County/City/Special District/ School District — 37.1%
Bay Area Governments Association, Refunding RB, California Redevelopment Agency Pool, Series A (AGM), 6.00%, 12/15/24	255	259,610
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	2,035	2,378,182
Chabot-Las Positas Community College District, GO, CAB, Series C (AMBAC), 6.03%, 8/01/37 (a)	10,000	2,399,200
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,318,820
Desert Community College District, GO, CAB, Election of 2004, Series C (AGM), 5.90%, 8/01/46 (a)	5,000	712,050
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	2,500	2,715,525
Fremont Unified School District Alameda County California, GO, Series A (NPFGC), 5.50%, 8/01/26	10,755	11,148,418
Fresno Joint Powers Financing Authority California, RB, Series A (AGM), 5.75%, 6/01/26	3,295	3,310,717
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,500	2,972,250
Grossmont Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,855	2,210,511
Lodi Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/29	5,000	5,245,950
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	10,000	10,559,100
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC), 5.00%, 7/01/27	5,240	5,692,317
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,015	2,220,067
Merced Union High School District, GO, CAB, Election of 2008, Series C (a):
6.61%, 8/01/33	2,500	781,875
6.40%, 8/01/36	4,000	1,044,120
7.07%, 8/01/41	5,000	739,350
Norwalk-La Mirada Unified School District California, GO, CAB, Election of 2002, Series E (AGC), 5.53%, 8/01/38 (a)	7,500	1,790,025
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/41	8,140	9,205,607
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,770,300
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	9,045	10,356,435
Orchard School District California, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/34	7,490	8,350,975
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	10,719,164

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/ School District (concluded)
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	$2,000	$2,263,020
5.63%, 8/01/39	4,500	5,076,720
Port of Oakland, Refunding RB, Series M (NPFGC), 5.38%, 11/01/27	5,000	5,066,450
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,559,550
Sacramento Area Flood Control Agency, Special Assessment Bonds, Refunding, Consolidated, Capital Assessment District, Series A (NPFGC), 5.00%, 10/01/32	4,350	4,724,492
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/27	4,315	4,841,818
San Diego Community College District California, GO, Election of 2006 (AGM), 5.00%, 8/01/32	7,115	7,850,549
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	4,895	5,272,405
San Jose Financing Authority, RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/32	11,400	11,460,990
San Jose Financing Authority, RB, Convention Center Expansion & Renovation Project:
5.75%, 5/01/36	2,570	2,752,290
5.75%, 5/01/42	4,500	5,114,745
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/34	6,475	7,183,753
San Leandro Unified School District California, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,000	3,481,020
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,600	6,372,688
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/41	7,680	8,911,411
West Contra Costa Unified School District California, GO:
Election of 2002, Series B (AGM), 5.00%, 8/01/32	6,690	6,744,256
Election of 2010, Series A, 5.25%, 8/01/41	6,140	6,803,059
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	5,156,732
		204,536,516
Education — 5.1%
Anaheim City School District California, GO, Election of 2010 (AGM), 6.25%, 8/01/40	3,750	4,520,100
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	4,220	4,746,276
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,500	2,769,775
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,607,548
5.75%, 8/01/35	8,400	9,991,128
Rio Hondo Community College District California, GO, CAB, Election of 2004,Series C, 5.35%, 8/01/37 (a)	12,005	3,313,140
		27,947,967

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	15

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health — 10.7%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare, Series A, 6.00%, 8/01/30	$2,250	$2,713,410
California Health Facilities Financing Authority, RB:
Cedars-Sinai Medical Center, 5.00%, 8/15/34	2,550	2,689,052
Providence Health Services, Series B, 5.50%, 10/01/39	4,105	4,536,394
Sutter Health, Series A, 5.25%, 11/15/46	8,000	8,337,920
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	2,130	2,457,083
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,500	6,256,415
Sutter Health, Series B, 6.00%, 8/15/42	7,715	8,887,989
California Statewide Communities Development Authority, RB:
Health Facility, Memorial Health Services, Series A, 6.00%, 10/01/23	3,685	3,829,636
Kaiser Permanente, Series B, 5.25%, 3/01/45	3,800	3,932,278
Sutter Health, Series A, 6.00%, 8/15/42	4,085	4,706,083
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series D (BHAC) 5.50%, 7/01/31	865	938,110
Trinity Health Credit Group, 5.00%, 12/01/41	5,000	5,369,250
City of Newport Beach California, RB, Hoag Memorial Hospital Presbyterian, 6.00%, 12/01/40	3,825	4,551,406
		59,205,026
Housing — 0.1%
California Rural Home Mortgage Finance Authority, RB, Mortgage-Backed Securities Program, AMT (Ginnie Mae):
Series A, 6.35%, 12/01/29 (b)	70	72,234
Series B, 6.25%, 12/01/31	50	50,539
County of San Bernardino California, Refunding RB, Home Mortgage-Backed Securities, Series A-1, AMT (Ginnie Mae), 6.25%, 12/01/31	95	103,702
		226,475
State — 4.5%
California State Public Works Board, RB, Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,234,079
State of California, GO, Various Purpose:
6.00%, 3/01/33	7,000	8,314,740
6.00%, 4/01/38	7,000	8,124,410
6.00%, 11/01/39	3,375	3,953,171
		24,626,400
Transportation — 13.3%
City of San Jose California, RB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,614,816
County of Orange California, RB, Series B, 5.75%, 7/01/34	5,000	5,626,700
Senior Series B, AMT (AGM), 5.25%, 7/01/33	7,500	7,986,375
Subordinated and Passenger Facility Charges/ Grant, Series C (AGC), 5.75%, 7/01/39	5,455	6,013,046

Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
Los Angeles Department of Airports, RB, Los Angeles International Airport, Senior Series A:
5.25%, 5/15/29	$3,760	$4,291,514
5.00%, 5/15/35	2,945	3,284,971
5.25%, 5/15/39	2,785	3,099,789
Los Angeles Harbor Department, RB, Series B:
5.25%, 8/01/34	5,530	6,284,568
5.25%, 8/01/39	2,480	2,781,494
San Diego County Regional Airport Authority, RB, Series B, 5.00%, 7/01/40	6,350	6,790,436
San Francisco City & County Airports Commission, RB:
Series E, 6.00%, 5/01/39	9,650	11,182,420
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,000	1,002,680
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	987,009
San Francisco City & County Airports Commission, Refunding RB, Second Series 34E, AMT (AGM):
5.75%, 5/01/24	5,000	5,723,800
5.75%, 5/01/25	3,500	3,971,415
San Joaquin County Transportation Authority, RB, Limited Tax, Series A, 6.00%, 3/01/36	2,400	2,881,968
		73,523,001
Utilities — 17.1%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	5,000	5,759,150
City of Los Angeles California, Refunding RB, Sub-Series A:
5.00%, 6/01/28	2,000	2,328,160
5.00%, 6/01/32	3,000	3,408,570
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,739,200
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/37	4,000	4,598,280
East Bay Municipal Utility District, Refunding RB, Sub-Series A:
5.00%, 6/01/30	5,000	5,943,200
(AMBAC), 5.00%, 6/01/33	4,125	4,524,383
Imperial Irrigation District, Refunding RB, Electric System, Series B, 5.13%, 11/01/38	5,500	5,872,570
Los Angeles Department of Water & Power, RB:
5.25%, 7/01/39	8,000	9,163,040
5.00%, 7/01/41	7,500	8,342,925
Power System, Series A, Sub Series A-2 (NPFGC), 5.00%, 7/01/27	16,000	16,681,760
Oxnard Financing Authority, RB, Redwood Trunk Sewer & Headworks, Series A (NPFGC), 5.25%, 6/01/34	9,750	10,436,302
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/34	1,000	1,136,460
San Francisco City & County Public Utilities Commission, RB, Sub-Series A, 5.00%, 11/01/37	10,000	11,317,800
		94,251,800
Total Municipal Bonds in California		487,135,186

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Puerto Rico — 0.5%
State — 0.5%
Puerto Rico Sales Tax Financing Corp., RB, CAB, Senior Series C, 6.00%, 8/01/39 (a)	$12,420	$2,892,245
Total Municipal Bonds in Puerto Rico		2,892,245
Total Municipal Bonds — 88.9%		490,027,431

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 72.3%
County/City/Special District/ School District — 38.7%
Arcadia Unified School District California, GO, Election of 2006, Series A (AGM), 5.00%, 8/01/37	7,925	8,432,275
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	12,150	12,954,451
Fremont Unified School District Alameda County California, GO, Election of 2002, Series B (AGM), 5.00%, 8/01/30	15,997	17,268,200
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/32	12,000	13,125,720
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	26,438	28,917,619
Election of 2003, Series E (AGM), 5.00%, 8/01/31	7,497	8,098,213
Election of 2003, Series F-1, 5.00%, 8/01/33	12,000	13,236,360
Election of 2008, Series A, 6.00%, 8/01/33	9,596	11,537,726
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC), 5.00%, 7/01/35	6,828	7,519,960
Los Angeles County Sanitation Districts Financing Authority, Refunding RB, Capital Project 14 (BHAC), 5.00%, 10/01/34	4,998	5,283,704
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,499,750
Ohlone Community College District, GO, Series B (AGM), 5.00%, 8/01/30	19,998	21,420,560
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,875,600
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	7,550	8,370,006
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/30	7,350	7,804,010
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	19,630	21,554,918
San Francisco Bay Area Transit Financing Authority, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	10,497	11,526,464
		213,425,536

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
Education — 11.4%
California State University, Refunding RB, Systemwide, Series C (NPFGC), 5.00%, 11/01/35	$20,000	$20,973,000
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,127,610
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,536,000
Series L, 5.00%, 5/15/40	7,398	7,893,850
Series O, 5.75%, 5/15/34	11,190	13,166,713
		62,697,173
Utilities — 22.2%
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	9,070	9,743,901
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	15,000	16,602,300
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	7,990	8,640,785
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AGM), 5.00%, 7/01/31	5,007	5,342,213
Sub-Series A-1 (AGM), 5.00%, 7/01/37	13,525	14,573,028
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,029	5,419,003
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	8,007,075
Metropolitan Water District of Southern California, RB:
Series A, 5.00%, 7/01/37	15,000	16,504,950
Series B-1 (NPFGC), 5.00%, 10/01/33	7,175	7,591,906
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	9,277	10,136,173
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	8,510	9,205,692
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/31	10,000	10,582,600
		122,349,626
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 72.3%		398,472,335
Total Long-Term Investments
(Cost — $824,423,644) — 161.2%		888,499,766

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (d)(e)	12,391,222	12,391,222
Total Short-Term Securities (Cost — $12,391,222) — 2.2%		12,391,222
Total Investments (Cost — $836,814,866) — 163.4%		900,890,988
Other Assets Less Liabilities — 1.1%		6,375,683
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.3)%		(189,300,981)
VRDP Shares, at Liquidation Value — (30.2)%		(166,500,000)
Net Assets Applicable to Common Shares — 100.0%		$551,465,690

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	17

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Variable rate security. Rate shown is as of report date.

(c)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income
BIF California Municipal Money Fund	15,276,406	(2,885,184)	12,391,222	—

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of January 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
65	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$8,596,250	$(113,874)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$888,499,766	—	$888,499,766
Short-Term Securities	$12,391,222	—	—	12,391,222
Total	$12,391,222	$888,499,766	—	$900,890,988

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Investments:
Interest rate contracts	$(113,874)	—	—	$(113,874)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 129.2%
Corporate — 5.6%
Delta County EDC, Refunding RB, Mead Westvaco- Escanaba, Series A, 6.25%, 4/15/12 (a)	$2,420	$2,450,201
Dickinson County EDC Michigan, Refunding RB, International Paper Co. Project, Series A, 5.75%, 6/01/16	2,500	2,531,650
Monroe County EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	3,805	5,125,373
		10,107,224
County/City/Special District/ School District — 32.7%
Adrian City School District Michigan, GO (AGM), 5.00%, 5/01/14 (a)	2,400	2,644,560
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.13%, 5/01/25	2,000	2,171,560
4.25%, 5/01/26	1,145	1,238,363
4.38%, 5/01/27	640	692,736
4.38%, 5/01/28	400	430,220
4.50%, 5/01/29	605	653,418
Bay City School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/36	200	209,646
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,250	1,372,425
5.00%, 4/01/26	1,250	1,364,275
5.00%, 4/01/27	500	543,220
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	600	642,324
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	450	507,294
5.50%, 5/01/41	830	934,306
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	400	438,544
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 11/01/33	500	511,680
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	2,000	2,221,600
Detroit City School District Michigan, GO, School Building & Site Improvement (FGIC):
Series A, 5.38%, 5/01/13 (a)	1,480	1,573,832
Series B, 5.00%, 5/01/28	1,600	1,624,704
Eaton Rapids Public Schools Michigan, GO, School Building & Site (AGM), 5.25%, 5/01/23	2,000	2,189,080
Flint EDC, RB, Michigan Department of Human Services Office Building, 5.25%, 10/01/41	1,880	1,950,575
Fraser Public School District, GO, School Building & Site (AGM), 5.00%, 5/01/25	1,255	1,383,989
Gibraltar School District Michigan, GO, School Building & Site Improvement (FGIC):
5.00%, 10/01/28	585	608,301
5.00%, 5/01/13 (a)	3,065	3,377,323
Goodrich Area School District, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	400	461,020
5.50%, 5/01/36	800	904,520
5.50%, 5/01/41	1,000	1,127,320

Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/ School District (concluded)
Grand Rapids Building Authority Michigan, RB, Series A (AMBAC) (a):
5.50%, 10/01/12	$535	$553,880
5.50%, 10/01/12	130	134,588
Gull Lake Community School District, GO, Refunding (AGM), 4.00%, 5/01/26	615	642,017
Harper Creek Community School District Michigan, GO, Refunding (AGM), 5.00%, 5/01/22	1,000	1,124,640
Harper Woods School District Michigan, GO, Refunding, School Building & Site (FGIC), 5.00%, 5/01/34	10	10,291
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	750	834,720
Jonesville Community Schools Michigan, GO, Refunding (NPFGC), 5.00%, 5/01/29	1,085	1,136,906
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM):
5.00%, 5/01/25	1,000	1,105,790
5.00%, 5/01/26	1,050	1,161,079
5.00%, 5/01/35	2,000	2,077,580
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC), 4.63%, 5/01/28	2,325	2,451,782
Livonia Public Schools School District Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/24	500	535,915
Ludington Area School District Michigan, GO (NPFGC), 5.25%, 5/01/23	1,440	1,539,965
New Lothrop Area Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/35	1,200	1,253,232
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building and Site, 5.00%, 5/01/25	590	676,429
Pontiac Tax Increment Finance Authority Michigan, Tax Allocation Bonds, Refunding, Tax Increment Development (ACA), 5.38%, 6/01/12 (a)	640	657,440
Reed City Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/14 (a)	1,000	1,103,090
Rochester Community School District, GO (NPFGC), 5.00%, 5/01/19	265	306,724
Romulus Community Schools, GO, Refunding (AGM):
4.00%, 5/01/24	685	728,943
4.13%, 5/01/25	715	764,428
4.25%, 5/01/26	740	788,744
4.25%, 5/01/27	725	764,861
4.50%, 5/01/29	630	670,667
Southfield Public Schools Michigan, GO, School Building & Site, Series B (AGM), 5.00%, 5/01/14 (a)	1,000	1,103,090
Sparta Area Schools Michigan, GO, School Building & Site (FGIC), 5.00%, 5/01/14 (a)	1,000	1,100,720
Thornapple Kellogg School District Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/32	1,500	1,601,775
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/28	750	828,128
Zeeland Public Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/29	1,230	1,277,367
		58,711,626

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	19

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Education — 11.7%
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/23	$1,360	$1,492,899
4.50%, 10/01/24	1,595	1,740,751
4.50%, 10/01/25	1,405	1,527,277
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,030	1,045,007
Michigan Higher Education Facilities Authority, Refunding RB, Limited Obligation, Creative Studies, 5.90%, 6/01/12 (a)	1,000	1,018,820
Michigan Higher Education Student Loan Authority, RB, Student Loan (AMBAC):
Series XVII-I, 5.20%, 3/01/24	2,515	2,584,138
Series XVII-P, 4.88%, 3/01/30	2,700	2,731,293
Series XVII-Q, AMT, 5.00%, 3/01/31	500	511,270
Michigan State University, Refunding RB, General, Series C:
5.00%, 2/15/40	3,770	4,146,585
5.00%, 2/15/44	1,000	1,089,670
Saginaw Valley State University Michigan, Refunding RB, General (FGIC), 5.00%, 7/01/24	1,450	1,507,797
Western Michigan University, Refunding RB, General, 5.25%, 11/15/40	1,400	1,551,284
		20,946,791
Health — 24.8%
Dickinson County Healthcare System, Refunding RB (ACA), 5.80%, 11/01/24	2,170	2,170,043
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA):
6.00%, 7/01/20	640	643,488
Series A, 5.38%, 7/01/20	385	379,964
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	2,750	2,982,238
Kent Hospital Finance Authority Michigan, RB, Spectrum Health, Series A, 5.00%, 11/15/29	3,000	3,317,670
Michigan State Finance Authority, RB, Trinity Health Credit:
5.00%, 12/01/31	1,900	2,077,365
5.00%, 12/01/35	1,900	2,026,046
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	2,300	2,622,437
McLaren Health Care, Series C, 5.00%, 8/01/35	1,585	1,619,141
Mercy Health Services, Series R (AMBAC), 5.38%, 8/15/26 (a)	2,000	2,008,160
MidMichigan Obligation Group, Series A, 5.00%, 4/15/26	380	396,557
MidMichigan Obligation Group, Series A (AMBAC), 5.50%, 4/15/18	1,000	1,006,400
Trinity Health Credit, Series A, 5.00%, 12/01/16 (a)	145	174,006
Trinity Health Credit, Series A, 5.00%, 12/01/26	855	919,800
Trinity Health Credit, Series C, 5.38%, 12/01/30	1,765	1,789,816

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB:
5.38%, 12/01/12 (a)	$1,000	$1,042,870
5.38%, 12/01/12 (a)	185	192,931
6.25%, 12/01/28	570	668,661
6.50%, 12/01/33	1,400	1,643,922
Hospital, Crittenton, Series A, 5.63%, 3/01/27	1,300	1,314,313
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/21	400	428,388
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/25	2,470	2,581,693
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/37	3,340	3,354,162
Hospital, Sparrow Obligated, 5.00%, 11/15/31	1,595	1,650,745
McLaren Health Care, 5.75%, 5/15/38	1,500	1,624,635
Trinity Health Credit, Series A, 6.13%, 12/01/23	940	1,131,826
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,236,620
Sturgis Building Authority, RB, Sturgis Hospital Project (FGIC), 4.75%, 10/01/34	3,525	3,583,022
		44,586,919
Housing — 5.8%
Michigan State HDA, RB:
Deaconess Tower AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,022,120
Series A, 4.75%, 12/01/25	2,675	2,815,866
Series A, 6.00%, 10/01/45	4,280	4,379,724
Series A (NPFGC), 5.30%, 10/01/37	20	20,009
Michigan State HDA, Refunding RB, Series A, 6.05%, 10/01/41	2,000	2,140,260
		10,377,979
State — 16.3%
Michigan Municipal Bond Authority, RB, Clean Water Revolving Fund:
5.00%, 10/01/27	750	872,288
Pooled Project, 5.00%, 10/01/27	760	904,788
Michigan Municipal Bond Authority, Refunding RB, Local Government, Charter County Wayne, Series B (AGC):
5.00%, 11/01/15	1,000	1,119,370
5.00%, 11/01/16	500	576,530
5.38%, 11/01/24	125	146,775
Michigan State Building Authority, RB, Facilities Program, Series H (AGM), 5.00%, 10/15/26	3,000	3,410,370
Michigan State Building Authority, Refunding RB:
Series A, 5.50%, 10/15/45	750	846,788
Series I, 6.25%, 10/15/38	2,350	2,724,002
Series I (AGC), 5.25%, 10/15/24	2,000	2,325,520
Series I (AGC), 5.25%, 10/15/25	1,500	1,736,280
Series I (AGC), 5.25%, 10/15/26	400	460,064
Series II (NPFGC), 5.00%, 10/15/29	2,000	2,059,540
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	2,510	2,646,017
Michigan Strategic Fund, RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	1,000	1,109,860
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	3,250	3,624,920

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
State (concluded)
State of Michigan Trunk Line Revenue, RB, Fund:
5.00%, 11/15/29	$750	$880,560
5.00%, 11/15/33	1,150	1,315,450
5.00%, 11/15/36	2,220	2,511,575
		29,270,697
Transportation — 11.2%
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	4,475	4,676,733
5.25%, 12/01/26	3,700	3,841,858
5.00%, 12/01/34	3,550	3,595,440
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/26	3,060	3,347,395
5.38%, 12/01/32	4,300	4,550,045
		20,011,471
Utilities — 21.1%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 7.00%, 7/01/36	2,000	2,420,260
Senior Lien, Series A (AGM), 5.00%, 7/01/25	1,200	1,279,608
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	4,000	4,025,920
City of Detroit Michigan, Refunding RB, Second Lien, Series C (AGM), 5.00%, 7/01/29	6,475	6,663,228
City of Grand Rapids Michigan, RB (FGIC), 5.00%, 1/01/34	6,900	7,134,393
City of Grand Rapids Michigan, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,929,570
City of Port Huron Michigan, RB, Water Supply:
5.25%, 10/01/31	190	206,807
5.63%, 10/01/40	500	542,035
City of Wyoming Michigan, RB, Sewer System (NPFGC), 5.00%, 6/01/30	5,300	5,563,145
Lansing Board of Water & Light, RB, Series A:
5.00%, 7/01/27	1,210	1,397,550
5.00%, 7/01/31	2,600	2,928,276
5.00%, 7/01/37	1,270	1,410,894
5.50%, 7/01/41	2,000	2,321,960
		37,823,646
Total Municipal Bonds in Michigan		231,836,353

Guam — 2.0%
State — 1.6%
Government of Guam Business Privilege, RB, Series A, 5.13%, 1/01/42	1,800	1,958,220
Territory of Guam, RB, Section 30, Series A, 5.63%, 12/01/29	850	914,804
		2,873,024
Utilities — 0.4%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/37	640	693,274
Total Municipal Bonds in Guam		3,566,298

Municipal Bonds	Par (000)	Value
Puerto Rico — 8.2%
State — 6.4%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/27	$1,200	$1,347,588
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC) 5.18%, 8/01/43 (b)	12,500	2,223,000
CAB, Series A (NPFGC) 5.00%, 8/01/46 (b)	30,000	4,421,100
First Sub-Series C (AGM), 5.13%, 8/01/42	3,200	3,462,048
		11,453,736
Transportation — 1.3%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	2,000	2,387,240
Utilities — 0.5%
Puerto Rico Electric Power Authority, RB, 5.50%, 7/01/38	880	936,601
Total Municipal Bonds in Puerto Rico		14,777,577
Total Municipal Bonds — 139.4%		250,180,228

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Michigan — 11.4%
County/City/Special District/ School District — 4.2%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/37	3,970	4,401,618
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	2,850	3,092,963
		7,494,581
Education — 6.2%
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	2,500	2,724,275
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	7,790	8,397,464
		11,121,739
Health — 1.0%
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	1,650	1,749,891
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.4%		20,366,211
Total Long-Term Investments (Cost — $253,548,109) — 150.8%		270,546,439

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	21

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF Michigan Municipal Money Fund, 0.00% (d)(e)	3,688,890	$3,688,890
Total Short-Term Securities (Cost — $3,688,890) — 2.1%		3,688,890
Total Investments (Cost — $257,236,999) — 152.9%		274,235,329
Other Assets Less Liabilities — 1.3%		2,333,911
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.5)%		(9,858,402)
VRDP Shares, at Liquidation Value — (48.7)%		(87,300,000)
Net Assets Applicable to Common Shares — 100.0%		$179,410,838

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income
BIF Michigan Municipal Money Fund	3,018,268	670,622	3,688,890	—

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of January 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
	10-Year US	Chicago
	Treasury	Board of	March
20	Note	Trade	2012	$2,645,000	$(35,038)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$270,546,439	—	$270,546,439
Short-Term Securities	$3,688,890	—	—	3,688,890
Total	$3,688,890	$270,546,439	—	$274,235,329

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(35,038)	—	—	$(35,038)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 105.7%
Corporate — 3.7%
New York City Industrial Development Agency, Refunding RB, Terminal One Group Association Project, AMT, 5.50%, 1/01/24 (a)	$1,500	$1,596,435
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,400	3,726,842
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (FGIC), 4.70%, 2/01/24	4,750	5,032,577
Suffolk County Industrial Development Agency New York, RB, Keyspan, Port Jefferson, AMT, 5.25%, 6/01/27	4,625	4,745,620
Suffolk County Industrial Development Agency New York, Refunding RB, Ogden Martin System Huntington, AMT (AMBAC), 6.25%, 10/01/12	6,470	6,707,902
		21,809,376
County/City/Special District/ School District — 30.9%
Amherst Development Corp., RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	2,098,920
Buffalo & Erie County Industrial Land Development Corp., RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,136,668
City of New York, New York, GO:
Series A-1, 5.00%, 8/01/35	1,950	2,194,744
Series D, 5.00%, 10/01/33	8,350	9,560,917
City of New York, New York, GO, Refunding:
Series 02-B (AMBAC), 7.00%, 2/01/18	70	70,379
Series E, 5.00%, 8/01/27	1,070	1,247,374
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,381,423
5.00%, 12/01/36	1,150	1,298,545
Dutchess County Resource Recovery Agency New York, RB, Solid Waste System, Series A (NPFGC), 5.40%, 1/01/13	1,700	1,734,221
Erie County Industrial Development Agency, RB:
City of Buffalo Project (AGM), 5.75%, 5/01/12 (b)	1,900	1,926,543
School District of Buffalo Project, Series A, 5.25%, 5/01/31	2,305	2,654,715
Erie County Industrial Development Agency, Refunding RB, School District of Buffalo Project, Series A, 5.25%, 5/01/32	1,000	1,145,720
Hudson New York Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	750	770,468
(AGM), 5.00%, 2/15/47	4,580	4,759,536
(FGIC), 5.00%, 2/15/47	3,985	4,093,751
(NPFGC), 4.50%, 2/15/47	17,525	17,311,370
New York City Industrial Development Agency, RB:
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	10,800	9,884,808
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,750	1,586,795
Yankee Stadium (AGC), 6.38%, 1/01/39	1,000	1,124,880

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/ School District (concluded)
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 6.58%, 3/01/39 (c)	$5,000	$1,335,600
CAB, Yankee Stadium (AGC), 6.52%, 3/01/43 (c)	4,330	909,430
Yankee Stadium (FGIC), 5.00%, 3/01/46	9,650	9,819,454
Yankee Stadium (NPFGC), 5.00%, 3/01/36	2,250	2,314,800
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,700	1,764,702
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,713,640
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,689,675
Future Tax Secured, Series C (FGIC), 5.00%, 2/01/33	12,395	13,223,854
Future Tax Secured, Series E (NPFGC), 5.25%, 2/01/13 (b)	2,445	2,567,592
Future Tax Secured, Series E (NPFGC), 5.25%, 2/01/22	55	57,457
Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,694,291
Series S-2 (AGM), 5.00%, 1/15/37	5,000	5,333,750
Series S-2 (NPFGC), 4.25%, 1/15/34	5,980	6,116,703
New York City Transitional Finance Authority, Refunding RB, Series A (FGIC), 5.00%, 11/15/26	1,000	1,003,280
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	1,500	1,579,665
5.00%, 11/15/35	11,600	12,069,568
5.00%, 11/15/44	14,470	14,906,415
New York Liberty Development Corp., Refunding RB, 4 World Trade Denter Project:
5.00%, 11/15/31	2,570	2,809,010
5.75%, 11/15/51	3,460	3,937,238
North Country Development Authority, Refunding RB (AGM), 6.00%, 5/15/15	840	901,144
Saint Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	560,185
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.00%, 10/15/32	11,200	12,207,216
Syracuse Industrial Development Agency New York, RB, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,400	2,996,828
Tompkins County Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	675	762,946
Town of Huntington New York, GO, Refunding (AMBAC):
5.50%, 4/15/12	460	465,069
5.50%, 4/15/13	455	483,792
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC):
6.40%, 4/01/13	1,745	1,864,498
6.40%, 4/01/17	555	698,673
		179,768,252

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	23

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education — 14.8%
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	$5,725	$6,124,433
Madison County Industrial Development Agency New York, RB, Colgate University Project, Series A (AMBAC):
5.00%, 7/01/30	5,410	5,843,720
5.00%, 7/01/35	2,675	2,846,548
Monroe County Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 7/01/35	3,885	4,079,638
New York City Industrial Development Agency, RB, New York University Project (BHAC), 5.00%, 7/01/41	7,000	7,006,160
New York City Industrial Development Agency, Refunding RB, Nightingale-Bamford School (AMBAC), 5.25%, 1/15/18	1,275	1,321,015
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	6,286,830
New York City Trust for Cultural Resources, Refunding RB, Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,120,640
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A:
5.00%, 7/01/35	800	883,736
5.00%, 7/01/40	2,035	2,226,310
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,414,346
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,124,800
Fordham University, Series A, 5.00%, 7/01/28	325	373,084
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,767,434
General Purpose, Series A, 4.50%, 3/15/35	2,000	2,161,460
Haverstraw King’s Daughters Public Library, 4.00%, 7/01/28	565	601,488
Haverstraw King’s Daughters Public Library, 4.00%, 7/01/29	585	617,801
Haverstraw King’s Daughters Public Library, 4.00%, 7/01/30	610	637,962
Mount Sinai School of Medicine, 5.13%, 7/01/39	665	718,785
Mount Sinai School of Medicine at NYU (NPFGC), 5.00%, 7/01/35	7,100	7,463,662
New School (AGM), 5.50%, 7/01/43	4,050	4,532,557
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	6,007,174
New York University, Series B, 5.00%, 7/01/34	1,000	1,106,840
New York University, Series C, 5.00%, 7/01/38	2,000	2,167,440
Rensselaer County Industrial Development Agency New York, RB, Polytechnic Institute, Series B (AMBAC), 5.50%, 8/01/22	1,255	1,259,405
Tompkins County Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	575,185
5.25%, 7/01/36	860	955,598
Troy Industrial Development Authority, RB, Rensselaer Polytechnic Institute Project, Series E, 5.20%, 4/01/37	2,280	2,458,273

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Trust for Cultural Resources, RB, Carnegie Hall, Series A:
4.75%, 12/01/39	$3,550	$3,754,267
5.00%, 12/01/39	2,150	2,311,207
Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A (NPFGC):
5.00%, 7/01/36	4,750	4,932,590
5.00%, 7/01/44	500	516,400
		86,196,788
Health — 10.2%
Dutchess County Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC):
5.50%, 4/01/30	250	281,120
5.50%, 4/01/34	490	546,017
Monroe County Industrial Development Corp., RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	4,650	5,265,102
New York City Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,427,832
New York City Industrial Development Agency, RB, Royal Charter, New York Presbyterian (AGM), 5.75%, 12/15/29	7,970	8,157,773
New York State Dormitory Authority, MRB, Montefiore Hospital (FGIC), 5.00%, 8/01/33	1,500	1,557,045
New York State Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,000	2,202,160
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	6,500	6,983,600
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/36	5,000	5,167,100
New York University Hospitals Center, Series A, 5.75%, 7/01/31	3,450	3,838,643
New York University Hospitals Center, Series A, 5.00%, 7/01/36	1,500	1,526,985
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,100	1,212,882
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	2,075	2,299,349
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	4,000	4,364,680
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	9,220	10,208,384
New York State Dormitory Authority, Refunding RB, Saint Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	2,900	3,071,651
		59,110,323
Housing — 3.5%
Monroe County Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	925	927,498
6.25%, 2/01/31	1,125	1,127,047
New York City Housing Development Corp., RB, AMT:
Series A-1-A, 5.00%, 11/01/30	750	761,198
Series A-1-A, 5.45%, 11/01/46	1,335	1,348,524
Series C, 5.00%, 11/01/26	1,500	1,540,095
Series C, 5.05%, 11/01/36	2,000	2,052,700
Series H-1, 4.70%, 11/01/40	1,340	1,341,260
Series H-2-A, 5.20%, 11/01/35	840	854,624
Series H-2-A, 5.35%, 5/01/41	600	605,544

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing (concluded)
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 97, 5.50%, 4/01/31	$945	$945,633
Series 133, 4.95%, 10/01/21	520	537,529
Series 143, 4.85%, 10/01/27	1,100	1,114,476
Series 143, 4.90%, 10/01/37	940	951,054
Series 143 (NPFGC), 4.85%, 10/01/27	2,485	2,542,950
New York State HFA, RB, State Philips Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,511,370
Yonkers Industrial Development Agency New York, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,509,279
		20,670,781
State — 7.1%
New York State, GO, Series E, 3.75%, 12/15/31	2,000	2,082,440
New York State Dormitory Authority, ERB, Series C, 5.00%, 12/15/31	6,230	7,071,735
New York State Dormitory Authority, RB:
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	1,750	1,983,293
Mental Health Services Facilities, Series B, 5.25%, 2/15/14 (b)	1,570	1,719,731
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	550	591,465
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,344,556
School Districts Financing Program, Series E (NPFGC), 5.75%, 10/01/30	6,900	7,098,858
New York State Thruway Authority, RB:
Second General, Series B, 5.00%, 4/01/27	1,500	1,695,240
Series A (AMBAC), 5.00%, 4/01/26	4,380	4,832,147
New York State Urban Development Corp., RB:
Personal Income Tax, Series C-1 (NPFGC), 5.00%, 3/15/13 (b)	3,000	3,159,570
State Personal Income Tax, Series A, 3.50%, 3/15/28	1,500	1,566,750
State Personal Income Tax, State Facilities, Series A-1 (NPFGC), 5.00%, 3/15/29	5,000	5,356,500
		41,502,285
Tobacco — 1.3%
Tobacco Settlement Financing Corp. New York, RB:
Series A-1 (AMBAC), 5.25%, 6/01/20	5,000	5,298,600
Series B-1C, 5.50%, 6/01/22	1,900	2,019,757
		7,318,357
Transportation — 22.8%
Hudson New York Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	4,300	4,468,560
Series A (NPFGC), 5.00%, 2/15/47	550	571,560
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	3,200	3,987,136
Transportation, Series A, 5.00%, 11/15/27	1,000	1,166,120
Transportation, Series D, 5.25%, 11/15/29	1,000	1,146,030
Transportation, Series D, 5.25%, 11/15/41	4,000	4,473,680

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (concluded)
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.13%, 1/01/29	$1,000	$1,015,380
Series A (AGM), 5.00%, 11/15/32	1,015	1,044,983
Series A (NPFGC), 5.13%, 11/15/22	1,390	1,431,839
Series B, 5.00%, 11/15/34	1,500	1,659,705
Series C (AGM), 5.13%, 7/01/12 (b)	1,640	1,673,833
Transportation, Series F (NPFGC), 5.25%, 11/15/12 (b)	6,235	6,483,028
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	3,500	3,976,105
New York State Thruway Authority, RB:
Series F (AMBAC), 5.00%, 1/01/30	6,000	6,440,280
Series G (AGM), 4.75%, 1/01/29	7,250	7,766,128
Series G (AGM), 4.75%, 1/01/30	9,000	9,619,380
Series G (AGM), 5.00%, 1/01/30	2,000	2,171,620
Series G (AGM), 5.00%, 1/01/32	1,030	1,126,006
Niagara Falls Bridge Commission, Refunding RB, Bridge System, Series A (AGC), 4.00%, 10/01/19	1,900	2,099,348
Niagara Frontier Transportation Authority New York, RB, Buffalo Niagara International Airport, Series B (NPFGC), 5.50%, 4/01/19	2,705	2,706,028
Port Authority of New York & New Jersey, RB:
124th Series, AMT (NPFGC), 5.00%, 8/01/36	500	500,480
163rd Series, 5.00%, 7/15/35	2,500	2,821,150
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC):
6.25%, 12/01/13	4,425	4,607,000
6.25%, 12/01/14	7,380	7,791,804
5.75%, 12/01/22	10,160	10,160,508
5.75%, 12/01/25	3,500	3,499,825
Triborough Bridge & Tunnel Authority, RB:
Sub-Series A (NPFGC), 5.25%, 11/15/30	6,000	6,368,220
Subordinate Bonds (AMBAC), 5.00%, 11/15/28	1,965	2,059,163
Triborough Bridge & Tunnel Authority, Refunding RB:
Series C, 5.00%, 11/15/38	2,000	2,210,300
Series E (NPFGC), 5.25%, 11/15/23	7,000	7,217,490
Series E (NPFGC), 5.00%, 11/15/32	19,675	20,200,913
		132,463,602
Utilities — 11.4%
Buffalo Sewer Authority New York, Refunding RB, Series F (NPFGC), 6.00%, 7/01/13	2,275	2,357,583
Long Island Power Authority, RB, Series A:
(AGM), 5.00%, 5/01/36	3,775	4,143,855
(AMBAC), 5.00%, 9/01/29	7,000	7,507,710
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,793,340
General, Series B (AGM), 5.00%, 12/01/35	4,000	4,207,880
Series A (AGC), 5.75%, 4/01/39	1,015	1,173,908
New York City Municipal Water Finance Authority, RB:
Second General Resolution, Series FF, 5.00%, 6/15/31	1,500	1,721,805
Second General Resolution, Series GG, 5.00%, 6/15/39	1,000	1,098,730
Second General Resolution, Series HH, 5.00%, 6/15/32	9,900	11,436,876
Series B, 5.00%, 6/15/36	2,000	2,137,300
Series DD, 5.00%, 6/15/32	6,750	7,508,903
Series DD (AGM), 4.50%, 6/15/39	1,000	1,047,900

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	25

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	$1,000	$1,147,870
Series D (AGM), 5.00%, 6/15/37	9,000	9,900,810
New York State Environmental Facilities Corp., RB, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	2,100	2,374,848
New York State Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/33	1,040	1,174,597
New York State Power Authority, RB, Series A, 5.00%, 11/15/38	4,920	5,574,950
		66,308,865
Total Municipal Bonds in New York		615,148,629

Guam — 1.0%
Transportation — 0.7%
Guam International Airport Authority, Refunding RB, Series C, AMT (NPFGC):
5.25%, 10/01/21	2,240	2,243,674
5.25%, 10/01/22	2,050	2,053,075
		4,296,749
Utilities — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/37	1,380	1,494,871
Total Municipal Bonds in Guam		5,791,620

Puerto Rico — 12.4%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	3,500	3,829,945
State — 6.9%
Commonwealth of Puerto Rico, GO, Refunding (NPFGC):
Public Improvement, Series A, 5.50%, 7/01/20	2,000	2,304,320
Sub-Series C-7, 6.00%, 7/01/27	2,000	2,212,420
Sub-Series C-7, 6.00%, 7/01/28	4,775	5,256,702
Puerto Rico Infrastructure Financing Authority, RB, Series A (c):
(AMBAC), 4.67%, 7/01/35	3,900	927,576
(AMBAC), 5.02%, 7/01/43	8,000	1,080,880
(FGIC), 4.62%, 7/01/31	22,030	7,188,169
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities Series M-3 (NPFGC), 6.00%, 7/01/28	2,850	3,200,521
Puerto Rico Sales Tax Financing Corp., RB:
First Sub-Series A, 5.63%, 8/01/30	2,000	2,126,500
First Sub-Series A, 5.75%, 8/01/37	7,150	8,002,995
First Sub-Series A (AGM), 5.00%, 8/01/40	2,100	2,247,021
Senior Series C, 5.25%, 8/01/40	2,035	2,259,888

Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
State (concluded)
Puerto Rico Sales Tax Financing Corp., Refunding RB (NPFGC) (c):
5.96%, 8/01/43	$4,000	$711,360
CAB, Series A, 5.75%, 8/01/41	12,800	2,553,216
		40,071,568
Transportation — 3.7%
Puerto Rico Highway & Transportation Authority, RB:
Series G (FGIC), 5.25%, 7/01/13 (b)	655	700,411
Series G (FGIC), 5.25%, 7/01/13 (b)	345	368,919
Series Y (AGM), 6.25%, 7/01/21	6,275	7,527,992
Puerto Rico Highway & Transportation Authority, Refunding RB:
Series AA-1 (AGM), 4.95%, 7/01/26	3,660	3,968,904
Series CC (AGM), 5.50%, 7/01/29	2,500	3,002,150
Series CC (AGM), 5.50%, 7/01/31	2,500	2,984,050
Series D, 5.75%, 7/01/12 (b)	3,000	3,068,010
		21,620,436
Utilities — 1.1%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A (AGC), 5.13%, 7/01/47	1,950	2,051,595
Puerto Rico Electric Power Authority, RB, Series RR (NPFGC), 5.00%, 7/01/24	1,000	1,056,130
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/30	3,000	3,464,010
		6,571,735
Total Municipal Bonds in Puerto Rico		72,093,684
Total Municipal Bonds — 119.1%		693,033,933

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 36.9%
County/City/Special District/ School District — 14.5%
City of New York, New York, GO:
Series J, 5.00%, 5/15/23	6,750	7,363,710
Sub-Series C-3 (AGC), 5.75%, 8/15/28	14,400	17,413,632
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	20,000	20,809,600
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.25%, 7/01/29	6,000	6,904,500
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC):
5.25%, 10/15/27	13,000	14,293,565
5.00%, 10/15/32	16,000	17,592,080
		84,377,087

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
Education — 3.3%
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/35	$5,198	$5,831,790
New York State Dormitory Authority, RB, New York University, Series A:
5.00%, 7/01/38	6,498	7,042,327
(AMBAC), 5.00%, 7/01/37	5,707	6,140,989
		19,015,106
State — 2.7%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	7,850	9,257,897
New York State Dormitory Authority, RB, Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	6,297	6,695,752
		15,953,649
Transportation — 14.3%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	9,739	11,005,368
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	3,901	4,339,682
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	18,000	20,448,540
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	16,000	17,491,360
New York State Thruway Authority, Refunding RB, Series H (AGM), 5.00%, 1/01/37	10,000	10,772,900
Port Authority of New York & New Jersey, RB:
Consolidated, 155th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,633,450
Consolidated, 169th Series, 5.00%, 10/15/25	7,990	9,326,571
Consolidated, 169th Series, 5.00%, 10/15/26	6,000	6,948,900
		82,966,771
Utilities — 2.1%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	4,094	4,783,938
Second General Resolution, Fiscal 2012, Series B, AMT, 5.00%, 6/15/44	3,991	4,444,844
Series FF-2, 5.50%, 6/15/40	2,759	3,176,988
		12,405,770
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.9%		214,718,383
Total Long-Term Investments (Cost — $848,905,956) — 156.0%		907,752,316

Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (e)(f)	17,806,810	$17,806,810
Total Short-Term Securities (Cost — $17,806,810) — 3.1%		17,806,810
Total Investments (Cost — $866,712,766) — 159.1%		925,559,126
Other Assets Less Liabilities — 1.3%		7,415,866
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.8)%		(103,552,956)
VRDP Shares, at Liquidation Value — (42.6)%		(247,700,000)
Net Assets Applicable to Common Shares — 100.0%		$581,722,036

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Represents the current yield as of report date.

(f)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income
BIF New York Municipal Money Fund	14,521,616	3,285,194	17,806,810	$1

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of January 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
168	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$22,218,000	$(294,319)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	27

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$907,752,316	—	$907,752,316
Short-Term Securities	$17,806,810	—	—	17,806,810
Total	$17,806,810	$907,752,316	—	$925,559,126

[1]	See above Schedule of Investments for values in each sector.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(294,319)	—	—	$(294,319)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$3,605	$4,134,575
Alaska — 1.7%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	2,000	2,073,380
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	3,029,101
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	10,150	12,339,558
		17,442,039
Arizona — 0.6%
Maricopa County & Phoenix Industrial Development Authorities, Refunding RB, S/F, Series A-2, AMT (Ginnie Mae), 5.80%, 7/01/40	1,420	1,463,963
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,725	4,225,454
		5,689,417
California — 11.9%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.40%, 10/01/24 (a)	10,000	9,840,600
California Health Facilities Financing Authority, Refunding RB:
Saint Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,699,621
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,790,464
California HFA, RB, AMT, Home Mortgage, Series K, 5.50%, 2/01/42	3,925	3,912,872
California State University, RB, Systemwide, Series A:
5.50%, 11/01/39	1,525	1,687,855
(NPFGC), 5.00%, 11/01/32	9,865	10,265,322
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	3,545	3,940,728
California Statewide Communities Development Authority, RB (AGM):
Saint Joseph Health System, Series E, 5.25%, 7/01/47	5,000	5,281,800
Sutter Health, Series D, 5.05%, 8/15/38	300	315,495
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	2,098,018
City of San Jose California, RB, Series A-1, AMT, 5.75%, 3/01/34	2,300	2,541,224
City of San Jose California, Refunding RB, Series A, AMT (AMBAC), 5.50%, 3/01/32	11,965	12,664,235
Coast Community College District, GO, Election of 2002, Series C (AGM), 6.05%, 8/01/33 (b)	8,100	2,559,600
County of Sacramento California, RB, Senior Series A (AGM), 5.00%, 7/01/41	14,500	15,329,835
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 6.95%, 8/01/34 (b)	5,000	1,285,250
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	5,800	6,300,018
Long Beach Unified School District, GO, Election of 2008, Series B, 6.53%, 8/01/34 (b)	5,000	1,592,600

Municipal Bonds	Par (000)	Value
California (concluded)
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	$1,200	$1,312,572
Norwalk-La Mirada Unified School District California, GO, Refunding, CAB, Election of 2002, Series E (AGC), 6.47%, 8/01/38 (b)	7,620	1,818,665
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,783,100
Port of Oakland, Refunding RB, Series M (NPFGC), 5.38%, 11/01/27	8,030	8,136,719
Poway Unified School District, GO, CAB, School Facilities Improvement, District, Election of 2008, Series B, 6.27%, 8/01/36 (b)	10,000	2,836,200
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 6.17%, 8/01/38 (b)	12,940	3,378,763
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,165	2,400,141
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	1,830	2,197,501
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	1,998,180
5.00%, 8/01/38	1,600	1,754,592
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,674
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 6.15%, 8/01/36 (b)	6,545	1,865,652
West Valley-Mission Community College District, GO, Election of 2004, Series A (AGM), 5.00%, 8/01/30	3,600	3,889,944
		119,488,240
Connecticut — 0.5%
Connecticut Housing Finance Authority, RB, Sub-Series E-2, 5.00%, 11/15/31	3,465	3,627,474
Connecticut State Health & Educational Facilities Authority, RB, Hartford Healthcare, Series A, 5.00%, 7/01/32	765	823,890
		4,451,364
Florida — 14.4%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	15,000	16,192,200
Collier County School Board, COP (AGM), 5.00%, 2/15/23	5,000	5,486,000
County of Broward Florida, Water & Sewer Utility, RB, Series A, 5.25%, 10/01/34	2,250	2,521,980
County of Lee Florida, Refunding RB, Series A, AMT:
5.63%, 10/01/26	2,600	2,887,170
5.38%, 10/01/32	3,440	3,715,613
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	6,000	7,279,920
Series B-1, 5.75%, 7/01/33	3,700	4,257,183

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, RB:
Miami International Airport, AMT (NPFGC), 5.38%, 10/01/25	$7,500	$7,618,050
Miami International Airport, AMT (NPFGC), 5.38%, 10/01/27	1,000	1,012,840
Miami International Airport, Series A, AMT (AGM), 5.50%, 10/01/41	19,020	20,103,760
Water & Sewer System (AGM), 5.00%, 10/01/39	11,700	12,736,854
County of Miami-Dade Florida, Refunding RB:
Miami International Airport (AGC), 5.00%, 10/01/40	11,000	11,271,700
Series C (BHAC), 6.00%, 10/01/23	20,095	24,443,558
Transit System Sales Surtax (AGM), 5.00%, 7/01/35	2,800	2,997,876
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	2,002,280
Miami-Dade County School Board, COP, RB, Series B (AGC), 5.25%, 5/01/31	1,010	1,108,990
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,000	13,361,880
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,492,293
		144,490,147
Georgia — 1.8%
Burke County Development Authority, RB, Oglethorpe Power Corp., Vogtle Project, Series C, 5.70%, 1/01/43	6,450	6,942,135
City of Atlanta Georgia, RB, General, Series B (AGM), 5.25%, 1/01/33	10,000	10,728,500
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	525	574,035
		18,244,670
Illinois — 17.6%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	6,470	7,331,028
Chicago Park District, GO, Harbor Facilities, Series C:
5.25%, 1/01/37	4,000	4,422,320
5.25%, 1/01/40	1,505	1,660,316
Chicago Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,811,160
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT (NPFGC):
5.25%, 1/01/27	10,000	10,362,800
6.00%, 1/01/27	26,230	27,992,918
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC) (b):
5.60%, 1/01/29	4,000	1,853,240
5.70%, 1/01/33	7,950	2,722,239
City of Chicago Illinois, RB, Series A:
O’Hare International Airport, General, Third Lien, 5.75%, 1/01/39	9,000	10,272,600
Second Lien (AMBAC), 5.00%, 11/01/36	3,500	3,620,750

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, Refunding RB, ARB, O’Hare International Airport, General, Third Lien, Series C-2, AMT (AGM), 5.25%, 1/01/30	$16,400	$16,710,288
Illinois Finance Authority, RB, Series A, 5.75%, 8/15/34	8,700	9,367,812
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	6,037,972
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.00%, 2/01/35	18,400	19,439,784
5.25%, 2/01/35	15,000	15,996,000
Illinois State Toll Highway Authority, RB, Series B:
5.50%, 1/01/33	4,000	4,403,880
(BHAC), 5.50%, 1/01/33	2,000	2,213,160
Kane, Kendall, Etc. Counties Community College District No. 516 Illinois, GO, CAB, Series E (NPFGC), 5.21%, 12/15/25 (b)	5,000	2,527,250
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (b):
5.15%, 12/15/26	10,000	5,476,400
5.76%, 6/15/32	14,000	5,119,100
5.97%, 12/15/34	41,880	12,973,168
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 6.25%, 6/15/44 (b)	9,430	1,628,184
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	1,906,244
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	1,000	1,257,910
		177,106,523
Indiana — 2.9%
City of Indianapolis Indiana, Refunding RB, Second Lien, Series B (AGC), 5.25%, 8/15/27	5,000	5,589,100
Indiana Finance Authority, RB, Wastewater Utility, 5.25%, 10/01/38	2,900	3,242,374
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	3,850	4,071,221
Series B, 5.75%, 1/01/34	1,050	1,122,838
Series B, 6.00%, 1/01/39	5,000	5,702,500
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,900	3,274,883
(AGC), 5.25%, 1/01/29	1,350	1,526,715
(AGC), 5.50%, 1/01/38	4,250	4,765,270
		29,294,901
Iowa — 3.3%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	12,650	13,950,294
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	4,530	4,851,449
5.70%, 12/01/27	4,530	4,813,397
5.75%, 12/01/28	2,400	2,536,392
5.80%, 12/01/29	3,060	3,233,471
5.85%, 12/01/30	3,170	3,341,782
		32,726,785

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Kentucky — 1.0%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	$4,000	$4,586,200
Louisville & Jefferson County Metropolitan Sewer District Kentucky, RB, Series A (NPFGC), 5.25%, 5/15/37	5,000	5,429,400
		10,015,600
Louisiana — 0.9%
Jefferson Parish Hospital Service District No. 1, Refunding RB, Jefferson Medical Center, Series A (AGM), 6.00%, 1/01/39	2,150	2,391,316
New Orleans Aviation Board Louisiana, RB, New Orleans Aviation, Series A, AMT (AGM), 5.25%, 1/01/32	6,505	6,932,964
		9,324,280
Massachusetts — 4.2%
Massachusetts HFA, RB:
S/F Housing, Series 128, AMT (AGM), 4.88%, 12/01/38 (c)	8,060	8,185,978
Series B, 7.00%, 12/01/38	3,150	3,565,075
Massachusetts HFA, Refunding RB:
Housing Development, Series B (NPFGC), 5.40%, 12/01/28	1,835	1,836,193
Rental Housing, Series A, AMT (AGM), 5.15%, 7/01/26	15,490	15,709,029
Series C, AMT, 5.35%, 12/01/42	3,100	3,258,565
Massachusetts Port Authority, Refunding RB, BOSFUEL Project, AMT (NPFGC), 5.00%, 7/01/38	8,925	9,042,899
		41,597,739
Michigan — 8.4%
City of Detroit Michigan, RB, Series B (AGM):
Second Lien, 6.25%, 7/01/36	1,075	1,246,807
Second Lien, 7.00%, 7/01/36	500	605,065
Senior Lien, 7.50%, 7/01/33	1,000	1,262,250
City of Detroit Michigan, Refunding RB:
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	1,500	1,857,975
Senior Lien, Series D (AGM), 5.00%, 7/01/23	5,000	5,365,700
Series D (NPFGC), 5.00%, 7/01/33	5,000	5,109,000
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	410	444,625
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	3,185	3,697,721
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	3,125	3,622,344
Series I, (AGC), 5.25%, 10/15/24	1,750	2,034,830
Series I, (AGC), 5.25%, 10/15/25	3,250	3,761,940
Series I-A, 5.38%, 10/15/36	2,075	2,342,571
Series II-A, 5.38%, 10/15/41	1,900	2,138,431
Series II-A, (AGM), 5.25%, 10/15/36	8,040	9,020,076
Michigan State Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	11,600	12,302,264
Michigan State HDA, RB, Series C, 5.50%, 12/01/28	2,900	3,043,956
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A (Syncora), 5.50%, 6/01/30	2,500	2,542,475

Municipal Bonds	Par (000)	Value
Michigan (concluded)
State of Michigan, RB, GAN (AGM):
5.25%, 9/15/22	$10,000	$11,456,900
5.25%, 9/15/26	6,650	7,452,189
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,290,750
		84,597,869
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	6,492,640
Nevada — 2.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,625,413
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	5,170	5,637,626
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	19,900	20,641,474
		28,904,513
New Jersey — 4.9%
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/34	4,000	4,151,200
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1:
(AMBAC), 5.50%, 9/01/24	7,500	9,610,125
(NPFGC), 5.50%, 9/01/28	1,685	2,150,481
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT:
5.50%, 12/01/25	1,250	1,379,838
5.50%, 12/01/26	1,800	1,960,164
5.75%, 12/01/28	200	220,846
5.88%, 12/01/33	6,895	7,618,079
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 5.92%, 12/15/35 (b)	18,525	5,470,988
CAB, Series C (AGC), 5.72%, 12/15/25 (b)	10,000	5,821,000
Series A (NPFGC), 5.75%, 6/15/25	4,250	5,543,190
Series B, 5.25%, 6/15/36	4,970	5,591,995
		49,517,906
New York — 2.5%
City of New York, New York, GO, Series J, 5.25%, 5/15/24	10,000	10,952,000
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	1,920	2,169,619
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	8,262,970
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,638,278
		25,022,867
North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	4,075	4,133,028

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	31

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio — 0.6%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	$3,000	$3,656,760
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	2,450	2,614,738
		6,271,498
Pennsylvania — 2.7%
Pennsylvania Turnpike Commission, RB:
Series A (AMBAC), 5.50%, 12/01/31	15,600	17,051,112
Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,777,506
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	2,575	3,119,226
		26,947,844
Puerto Rico — 3.5%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/27	3,720	4,177,523
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series C, 5.95%, 8/01/38 (b)	9,400	2,314,092
CAB, Series C, 6.12%, 8/01/39 (b)	24,000	5,588,880
First Sub-Series A, 5.75%, 8/01/37	2,000	2,238,600
First Sub-Series A, 6.38%, 8/01/39	10,195	11,901,541
First Sub-Series A, 5.50%, 8/01/42	5,155	5,654,055
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.68%, 8/01/41 (b)	7,500	1,496,025
First Sub-Series C, 6.00%, 8/01/39	1,180	1,352,304
		34,723,020
South Carolina — 0.4%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	3,600	4,190,976
South Carolina State Housing Finance & Development Authority, Refunding RB, Series A-2, AMT (AGM), 6.35%, 7/01/19	75	76,039
		4,267,015
Tennessee — 0.4%
Memphis Center City Revenue Finance Corp., RB, Pyramid and Pinch Distribution, Series B (AGM), 5.25%, 11/01/30	3,785	4,301,160
Texas — 12.4%
City of Houston Texas, RB, Combined, First Lien, Series A (AGM), 5.00%, 11/15/36	10,000	10,850,300
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	5,700	6,869,754
5.38%, 11/15/38	3,650	4,131,873
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/34	10,000	12,593,700
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC), 5.63%, 11/01/26	12,210	12,234,298
Grand Prairie ISD Texas, GO, Refunding, CAB, 6.59%, 8/15/28 (b)	10,000	4,165,900
Harris County Hospital District, RB, Senior Lien, Series A (NPFGC), 5.25%, 2/15/37	5,850	6,107,342
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	10,593,200

Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, First Tier, System:
Series A, 6.00%, 1/01/28	$6,275	$7,327,568
Series A (NPFGC), 5.13%, 1/01/28	20,000	21,980,600
Series B (NPFGC), 5.75%, 1/01/40	10,000	10,847,800
Texas Department of Housing & Community Affairs, MRB, Series A, AMT (NPFGC), 5.45%, 9/01/23	3,870	3,874,412
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC):
5.50%, 8/15/39	5,500	5,544,330
5.00%, 8/15/42	6,900	6,905,658
		124,026,735
Utah — 1.5%
Utah Transit Authority, Refunding RB, CAB, Sub-Series A (b):
(AGC), 5.45%, 6/15/20	10,000	7,335,800
(NPFGC), 5.23%, 6/15/24	13,930	7,984,537
		15,320,337
Vermont — 0.3%
Vermont HFA, HRB, Series 12B, AMT (AGM), 6.30%, 11/01/19	255	260,146
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (c)	2,145	2,245,171
		2,505,317
Washington — 1.0%
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	1,125	1,194,604
5.25%, 10/01/39	2,725	2,950,303
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	6,284,304
		10,429,211
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	3,745	4,063,737
Froedtert & Community Health, Inc., 5.25%, 4/01/39	3,500	3,725,190
SynergyHealth Inc., 6.00%, 11/15/32	3,395	3,505,405
		11,294,332
Total Municipal Bonds — 104.9%		1,052,761,572

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 1.5%
Arizona School Facilities Board, COP (AGC), 5.13%, 9/01/21	10,000	11,429,500
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	3,500	3,833,095
		15,262,595

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California — 11.9%
Alameda County Joint Powers Authority, Refunding RB, Lease (AGM), 5.00%, 12/01/34	$6,990	$7,538,575
California State University, RB, Systemwide, Series A (AGM):
5.00%, 11/01/33	7,996	8,645,524
5.00%, 11/01/37	18,435	20,493,451
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	21,388,600
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	7,905,525
Las Virgenes Unified School District California, GO, Series A (AGM), 5.00%, 8/01/31	10,000	10,740,468
Los Angeles Community College District California, GO, Election of 2008, Series A, 6.00%, 8/01/33	5,248	6,309,694
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	10,780	11,618,361
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,201,835
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	9,370	10,135,997
San Francisco Bay Area Rapid Transit District, RB (AGM), 5.00%, 7/01/36	10,000	10,805,600
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,594,513
		119,378,143
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	2,469	2,733,387
Connecticut — 0.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,010	5,796,019
District of Columbia — 1.9%
District of Columbia, RB, Series A, 5.50%, 12/01/30	2,595	3,137,407
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	4,281	5,346,890
Metropolitan Washington Airports Authority, RB, Series B, AMT (AMBAC), 5.00%, 10/01/32	10,000	10,481,300
		18,965,597
Florida — 3.4%
City of Tallahassee Florida, Energy System, RB (NPFGC), 5.00%, 10/01/32	3,300	3,550,536
County of Miami Dade Florida, RB, (XLCA), 5.00%, 7/01/31	19,800	21,248,172
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	3,299	3,595,004
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	5,400	5,679,180
		34,072,892
Georgia — 1.1%
Metropolitan Atlanta Rapid Transit Authority, RB, Third Indenture, Series B (AGM), 5.00%, 7/01/37	10,000	10,693,644
Hawaii — 1.0%
Honolulu City & County Board of Water Supply, RB, Series A (FGIC), 5.00%, 7/01/33	9,830	10,245,023

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Illinois — 3.0%
City of Chicago Illinois, GO, Refunding, Series A (AGC), 5.25%, 1/01/24	$11,000	$12,237,830
City of Chicago Illinois, RB, Sales Tax Revenue, Series A, 5.00%, 1/01/41	2,190	2,424,461
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	11,903,200
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	3,499	3,874,479
		30,439,970
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	5,985	6,900,816
Louisiana — 1.1%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	10,000	10,648,100
Nevada — 0.6%
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	510	599,604
5.75%, 7/01/34	4,813	5,712,413
		6,312,017
New Jersey — 1.3%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	13,349,300
New York — 5.0%
New York City Municipal Water Finance Authority, RB, Series DD, 5.00%, 6/15/37	17,567	19,175,643
Port Authority of New York & New Jersey, RB, Consolidated:
143rd Series, 5.00%, 10/01/30	5,180	5,519,964
155th Series (AGM), 5.13%, 7/15/30	19,500	20,540,910
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	4,500	5,135,310
		50,371,827
North Carolina — 1.0%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	9,886	10,105,068
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	4,990	5,390,572
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	1,520	1,681,667
		7,072,239
Puerto Rico — 0.7%
Puerto Rico Sales Tax Financing Corp., RB, Senior Series C, 5.25%, 8/01/40	6,540	7,262,735
South Carolina — 0.5%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	4,528	4,777,578
South Dakota — 0.2%
South Dakota HDA, RB, Homeownership Mortgage, Series K, 5.05%, 5/01/36	2,500	2,521,025

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	33

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Texas — 4.1%
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/37	$12,955	$14,129,951
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/33	10,000	10,948,300
North East ISD Texas, GO, School Building, Series A, 5.00%, 8/01/37	3,500	3,871,175
Texas State University Systems, Refunding RB, 5.25%, 3/15/26	10,000	12,120,400
		41,069,826
Virginia — 0.4%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,944	4,386,240
Washington — 5.7%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/34	16,770	18,688,404
County of King Washington, RB (AGM), 5.00%, 1/01/37	15,785	17,171,357
Port of Seattle Washington, Refunding RB, Series B, AMT (NPFGC), 5.20%, 7/01/29	20,565	21,046,834
		56,906,595
Wisconsin — 1.6%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	10,000	11,883,800
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	3,959	4,213,870
		16,097,670
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 48.3%		485,368,306
Total Long-Term Investments (Cost — $1,408,088,309) — 153.2%		1,538,129,878

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (e)(f)	37,110,706	37,110,706
Total Short-Term Securities (Cost — $37,110,706) — 3.7%		37,110,706
Total Investments (Cost — $1,445,199,015) — 156.9%		1,575,240,584
Other Assets Less Liabilities — 1.9%		18,842,164
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.3)%		(233,855,171)
VRDP Shares, at Liquidation Value — (35.5)%		(356,400,000)
Net Assets Applicable to Common Shares — 100.0%		$1,003,827,577

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Variable rate security. Rate shown is as of report date.

(d)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at January 31, 2012	Income
FFI Institutional Tax-Exempt Fund	4,703,282	32,407,424	37,110,706	$1,266

(f)	Represents the current yield as of report date.

•	Financial futures contracts sold as of January 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
120	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$15,870,000	$(210,228)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,538,129,878	—	$1,538,129,878
Short-Term Securities	$37,110,706	—	—	37,110,706
Total	$37,110,706	$1,538,129,878	—	$1,575,240,584

[1]	See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(210,228)	—	—	$(210,228)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	35

Statements of Assets and Liabilities

January 31, 2012 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Assets
Investments at value — unaffiliated[1]	$515,434,321	$888,499,766	$270,546,439	$907,752,316	$1,538,129,878
Investments at value — affiliated[2]	11,617,912	12,391,222	3,688,890	17,806,810	37,110,706
Cash pledged as collateral for financial futures contracts	214,000	125,000	39,000	263,000	231,000
Interest receivable	5,447,078	12,522,348	2,960,636	9,673,089	16,912,134
Investments sold receivable	5,740,751	2,228,500	—	70,000	6,346,806
Deferred offering costs	98,465	416,513	295,109	568,437	828,976
Prepaid expenses	7,795	12,948	21,453	13,443	50,376
Other assets	—	279,955	54,931	272,303	420,199
Total assets	538,560,322	916,476,252	277,606,458	936,419,398	1,600,030,075

Accrued Liabilities
Bank overdraft	142,793	84,548	30,650	69,986	156,172
Income dividends payable — Common Shares	1,650,050	2,525,548	849,324	2,763,570	4,865,207
Investments purchased payable	3,245,416	6,070,196	—	—	—
Investment advisory fees payable	229,290	376,620	115,380	377,679	662,497
Officer’s and Directors’ fees payable	13,826	138,376	9,515	122,507	209,284
Interest expense and fees payable	27,898	85,876	18,091	70,330	83,855
Margin variation payable	24,281	14,219	1,250	36,750	26,249
Other accrued expenses payable	21,815	—	16,410	36,174	27,741
Total accrued liabilities	5,355,369	9,295,383	1,040,620	3,476,996	6,031,005

Other Liabilities
TOB trust certificates	73,362,934	189,215,179	9,855,000	103,520,366	233,771,493
VMTP Shares, at liquidation value of $100,000 per share[3,4]	131,000,000	—	—	—	—
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	166,500,000	87,300,000	247,700,000	356,400,000
Total other liabilities	204,362,934	355,715,179	97,155,000	351,220,366	590,171,493
Total liabilities	209,718,303	365,010,562	98,195,620	354,697,362	596,202,498
Net Assets Applicable to Common Shareholders	$328,842,019	$551,465,690	$179,410,838	$581,722,036	$1,003,827,577

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$299,338,538	$495,191,219	$163,446,264	$550,701,852	$951,288,315
Undistributed net investment income	5,159,882	7,862,592	1,953,210	8,346,889	15,835,958
Accumulated net realized loss	(18,581,112)	(15,550,368)	(2,951,928)	(35,878,746)	(93,128,037)
Net unrealized appreciation/depreciation	42,924,711	63,962,247	16,963,292	58,552,041	129,831,341
Net Assets Applicable to Common Shareholders	$328,842,019	$551,465,690	$179,410,838	$581,722,036	$1,003,827,577
Net asset value per Common Share	$14.65	$16.05	$14.85	$14.74	$14.86
[1] Investments at cost — unaffiliated	$472,315,149	$824,423,644	$253,548,109	$848,905,956	$1,408,088,309
[2] Investments at cost — affiliated	$11,617,912	$12,391,222	$3,688,890	$17,806,810	$37,110,706
[3] VMTP/VRDP Shares outstanding, par value $0.10 per share	1,310	1,665	873	2,477	3,564
[4] Preferred Shares authorized	8,180	12,665	4,833	14,637	26,364
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	22,449,776	34,361,200	12,083,491	39,453,493	67,568,648

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Statements of Operations

Six Months Ended January 31, 2012 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Investment Income
Interest	$11,756,907	$19,381,430	$6,255,624	$20,462,850	$37,160,473
Income — affiliated	583	4,244	—	4,604	8,896
Total income	11,757,490	19,385,674	6,255,624	20,467,454	37,169,369

Expenses
Investment advisory	1,394,898	2,186,425	668,639	2,220,798	3,815,147
Liquidity fees	—	650,057	340,842	967,082	1,391,474
Remarketing fees on Preferred Shares	50,684	85,100	44,620	126,603	182,160
Professional	65,106	91,131	43,911	72,286	100,131
Accounting services	53,266	50,959	38,170	68,987	91,662
Officer and Directors	22,904	23,158	9,664	25,702	56,482
Transfer agent	32,233	17,230	14,333	28,433	40,398
Custodian	17,908	15,475	7,900	17,433	32,496
Printing	9,309	7,712	5,167	15,803	19,792
Registration	11,605	5,058	4,598	6,972	12,575
Miscellaneous	36,163	42,955	23,609	49,124	74,811
Total expenses excluding interest expense, fees and amortization of offering costs	1,694,076	3,175,260	1,201,453	3,599,223	5,817,128
Interest expense, fees and amortization of offering costs[1]	398,096	1,043,876	264,589	951,043	1,667,073
Total expenses	2,092,172	4,219,136	1,466,042	4,550,266	7,484,201
Less fees waived by advisor	(88,603)	(7,197)	(472)	(11,697)	(5,511)
Total expenses after fees waived	2,003,569	4,211,939	1,465,570	4,538,569	7,478,690
Net investment income	9,753,921	15,173,735	4,790,054	15,928,885	29,690,679

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,661,900	4,358,726	676,640	1,381,370	3,951,672
Financial futures contracts	(488,321)	34,610	(298,327)	(1,247,758)	(2,565,348)
	2,173,579	4,393,336	378,313	133,612	1,386,324
Net change in unrealized appreciation/depreciation on:
Investments	33,325,110	55,368,088	16,020,645	52,183,545	109,303,845
Financial futures contracts	79,661	(113,874)	143,603	224,943	1,221,984
	33,404,771	55,254,214	16,164,248	52,408,488	110,525,829
Total realized and unrealized gain	35,578,350	59,647,550	16,542,561	52,542,100	111,912,153

Dividends to AMPS Shareholders From
Net investment income	(130,644)	—	—	—	—
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$45,201,627	$74,821,285	$21,332,615	$68,470,985	$141,602,832

[1]	Related to TOBs, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	37

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		BlackRock MuniYield California Quality Fund, Inc. (MCA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Operations
Net investment income	$9,753,921	$19,996,239	$15,173,735	$31,308,367
Net realized gain (loss)	2,173,579	(5,411,971)	4,393,336	(4,612,878)
Net change in unrealized appreciation/depreciation	33,404,771	(5,414,974)	55,254,214	(8,190,700)
Dividends to AMPS Shareholders from net investment income	(130,644)	(479,559)	—	(767,289)
Net increase in net assets applicable to Common Shareholders resulting from operations	45,201,627	8,689,735	74,821,285	17,737,500

Dividends to Common Shareholders From
Net investment income	(9,896,028)	(19,768,276)	(15,153,289)	(29,808,341)

Capital Share Transactions
Reinvestment of common dividends	180,124	767,545	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	35,485,723	(10,310,996)	59,667,996	(12,070,841)
Beginning of period	293,356,296	303,667,292	491,797,694	503,868,535
End of period	$328,842,019	$293,356,296	$551,465,690	$491,797,694
Undistributed net investment income	$5,159,882	$5,432,633	$7,862,592	$7,842,146

	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)		BlackRock MuniYield New York Quality Fund, Inc. (MYN)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Operations
Net investment income	$4,790,054	$10,384,846	$15,928,885	$34,301,968
Net realized gain (loss)	378,313	(8,833)	133,612	(7,030,663)
Net change in unrealized appreciation/depreciation	16,164,248	(3,139,760)	52,408,488	(10,452,591)
Dividends to AMPS Shareholders from net investment income	—	(376,980)	—	(1,105,803)
Net increase in net assets applicable to Common Shareholders resulting from operations	21,332,615	6,859,273	68,470,985	15,712,911

Dividends to Common Shareholders From
Net investment income	(5,392,272)	(10,355,821)	(16,807,188)	(33,574,394)

Capital Share Transactions
Reinvestment of common dividends	194,168	—	—	107,768

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	16,134,511	(3,496,548)	51,663,797	(17,753,715)
Beginning of period	163,276,327	166,772,875	530,058,239	547,811,954
End of period	$179,410,838	$163,276,327	$581,722,036	$530,058,239
Undistributed net investment income	$1,953,210	$2,555,428	$8,346,889	$9,225,192

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2012 (Unaudited)	Year Ended July 31, 2011
Operations
Net investment income	$29,690,679	$60,306,907
Net realized gain (loss)	1,386,324	(8,829,974)
Net change in unrealized appreciation/depreciation	110,525,829	(23,059,984)
Dividends to AMPS Shareholders from net investment income	—	(1,979,653)
Net increase in net assets applicable to Common Shareholders resulting from operations	141,602,832	26,437,296

Dividends to Common Shareholders From
Net investment income	(29,286,616)	(58,264,384)

Capital Share Transactions
Reinvestment of common dividends	526,172	2,578,449

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	112,842,388	(29,248,639)
Beginning of period	890,985,189	920,233,828
End of period	$1,003,827,577	$890,985,189
Undistributed net investment income	$15,835,958	$15,431,895

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	39

Statements of Cash Flows

Six Months Ended January 31, 2012 (Unaudited)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$45,332,271	$74,821,285	$21,332,615	$68,470,985	$141,602,832
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(318,132)	(423,926)	21,816	(186,698)	(11,238)
Decrease in income receivable — affiliated	—	335	—	363	610
(Increase) decrease in cash pledged as collateral for financial futures contracts	(74,000)	(125,000)	55,000	87,400	495,000
Decrease in prepaid expenses	13,850	25,246	51,118	183,146	—
Decrease in other assets	—	(187,357)	(54,931)	(172,097)	(252,030)
Increase in investment advisory fees payable	19,543	22,299	5,462	15,676	50,546
Increase (decrease) in interest expense and fees payable	(10,282)	(40,929)	(5,595)	23,732	(32,419)
Decrease in other accrued expenses payable	(110,587)	(31,382)	(6,837)	(125,430)	(99,267)
Increase (decrease) in margin variation payable	(81,407)	14,219	(55,843)	(264,375)	(525,939)
Increase (decrease) in Officer’s and Director’s fees payable	12,103	46,963	8,735	17,492	203,232
Net realized and unrealized gain on investments	(35,987,010)	(59,711,633)	(16,697,285)	(53,548,589)	(113,227,792)
Amortization of premium and accretion of discount on investments	731,794	1,452,530	44,194	580,503	(1,512,360)
Amortization of deferred offering costs	4,405	159,239	26,860	270,687	419,511
Proceeds from sales of long-term investments	75,757,739	165,952,095	33,798,614	118,491,421	178,896,946
Purchases of long-term investments	(89,285,669)	(179,503,293)	(33,414,261)	(138,485,221)	(176,970,534)
Net proceeds from sales (purchases) of short-term securities	2,621,053	2,885,184	(670,622)	(3,285,194)	(32,407,424)
Cash provided by (used for) operating activities	(1,374,329)	5,355,875	4,439,040	(7,926,199)	(3,370,326)

Cash Provided by (Used for) Financing Activities
Cash receipts from issuance of VMTP	131,000,000	—	—	—	—
Cash payments on redemption of AMPS	(131,000,000)	—	—	—	—
Cash receipts from TOB trust certificates	11,260,000	25,870,903	825,000	47,502,925	42,548,943
Cash payments for TOB trust certificates	(80,000)	(16,078,138)	—	(22,597,363)	(10,374,918)
Cash dividends paid to Common Shareholders	(9,714,950)	(15,153,289)	(5,192,990)	(16,844,816)	(28,757,502)
Cash dividends paid to Preferred Shareholders	(130,644)	—	—	—	—
Cash payments for offering costs	(102,870)	(79,899)	(41,893)	(118,865)	(171,028)
Increase (decrease) in bank overdraft	142,793	84,548	(29,157)	(15,682)	124,831
Cash provided for (used for) financing activities	1,374,329	(5,355,875)	(4,439,040)	7,926,199	3,370,326

Cash
Net increase in cash	—	—	—	—	—
Cash at beginning of year	—	—	—	—	—
Cash at end of year	—	—	—	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$403,973	$743,384	$155,938	$607,738	$1,239,139

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$180,124	—	$194,168	—	$526,172

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

	Six Months Ended January 31, 2012 (Unaudited)				Period October 1, 2007 to July 31, 2008

						Year Ended September 30,
		Year Ended July 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.07	$13.57	$12.27	$12.84	$13.72	$14.15	$14.23
Net investment income[1]	0.43	0.89	0.92	0.90	0.78	0.97	0.93
Net realized and unrealized gain (loss)	1.60	(0.49)	1.26	(0.71)	(0.91)	(0.45)	0.03
Dividends to AMPS Shareholders from net investment income	(0.01)	(0.02)	(0.02)	(0.12)	(0.25)	(0.33)	(0.29)
Net increase (decrease) from investment operations	2.02	0.38	2.16	0.07	(0.38)	0.19	0.67
Dividends to Common Shareholders from net investment income	(0.44)	(0.88)	(0.86)	(0.64)	(0.50)	(0.62)	(0.75)
Net asset value, end of period	$14.65	$13.07	$13.57	$12.27	$12.84	$13.72	$14.15
Market price, end of period	$14.72	$12.46	$14.26	$11.40	$11.30	$12.39	$12.96

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	15.78%[3]	3.19%	18.04%	1.58%	(2.41)%[3]	1.73%	5.19%
Based on market price	22.02%[3]	(6.38)%	33.51%	7.24%	(4.89)%[3]	0.31%	(1.37)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.35%[5]	1.30%	1.28%	1.66%	1.55%[5]	1.61%	1.64%
Total expenses after fees waived and paid indirectly[4]	1.29%[5]	1.23%	1.15%	1.45%	1.45%[5]	1.54%	1.57%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization offering costs[4,6]	1.04%[5]	1.07%	0.99%	1.04%	1.15%[5]	1.17%	1.16%
Net investment income[4]	6.30%[5]	6.93%	6.92%	7.61%	6.74%[5]	6.94%	6.70%
Dividends to AMPS Shareholders	0.08%[5]	0.17%	0.18%	1.03%	2.19%[5]	2.37%	2.10%
Net investment income to Common Shareholders	6.22%[5]	6.76%	6.74%	6.58%	4.55%[5]	4.57%	4.60%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$328,842	$293,356	$303,667	$274,342	$286,933	$306,769	$316,216
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$131,000	$131,000	$131,000	$145,300	$204,500	$204,500
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$131,000	—	—	—	—	—	—
Portfolio turnover	16%	24%	20%	37%	43%	43%	35%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$80,983	$82,953	$77,357	$74,376	$62,514	$63,667
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$351,024	—	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	41

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2007 to July 31, 2008

						Year Ended October 31,
		Year Ended July 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.31	$14.66	$13.43	$13.86	$14.63	$15.09	$14.82
Net investment income[1]	0.44	0.91	0.87	0.86	0.68	0.92	0.96
Net realized and unrealized gain (loss)	1.74	(0.37)	1.15	(0.51)	(0.75)	(0.42)	0.35
Dividends to AMPS Shareholders from net investment income	—	(0.02)	(0.03)	(0.12)	(0.20)	(0.28)	(0.24)
Net increase (decrease) from investment operations	2.18	0.52	1.99	0.23	(0.27)	0.22	1.07
Dividends to Common Shareholders from net investment income	(0.44)	(0.87)	(0.76)	(0.66)	(0.50)	(0.68)	(0.80)
Capital charges with respect to issuance of AMPS	—	—	—	—	—	—	(0.00)[2]
Net asset value, end of period	$16.05	$14.31	$14.66	$13.43	$13.86	$14.63	$15.09
Market price, end of period	$15.36	$13.00	$14.02	$12.08	$12.33	$13.16	$14.64

Total Investment Return Applicable to Common Shareholders[3]

Based on net asset value	15.68%[4]	4.21%	15.69%	3.03%	(1.54)%[4]	1.76%	7.57%
Based on market price	21.86%[4]	(1.01)%	23.00%	4.17%	(2.63)%[4]	(5.65)%	9.22%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.63%[6]	1.50%	1.11%	1.40%	1.38%[6]	1.53%	1.60%
Total expenses after fees waived and paid indirectly[5]	1.63%[6]	1.49%	1.10%	1.38%	1.36%[6]	1.53%	1.59%
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization costs[5,7]	1.22%[6]	1.15%	0.95%	1.02%	1.04%[6]	1.03%	1.03%
Net investment income[5]	5.86%[6]	6.49%	6.10%	6.60%	6.15%[6]	6.22%	6.46%
Dividends to AMPS Shareholders	—	0.16%	0.20%	0.91%	1.78%[6]	1.87%	1.62%
Net investment income to Common Shareholders	5.86%[6]	6.33%	5.90%	5.69%	4.37%[6]	4.35%	4.84%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$551,466	$491,798	$503,869	$461,505	$476,235	$502,855	$518,667
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$166,525	$166,525	$192,300	$275,000	$275,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$166,500	$166,500	—	—	—	—	—
Portfolio turnover	20%	26%	30%	25%	25%	25%	27%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$100,648	$94,289	$86,933	$70,733	$72,170
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$431,211	$395,374	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Financial Highlights	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2007 to July 31, 2008

						Year Ended October 31,
		Year Ended July 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.53	$13.82	$12.87	$13.24	$14.13	$14.60	$14.54
Net investment income[1]	0.40	0.86	0.91	0.93	0.70	0.97	0.97
Net realized and unrealized gain (loss)	1.37	(0.26)	0.90	(0.49)	(0.88)	(0.47)	0.13
Dividends to AMPS Shareholders from net investment income	—	(0.03)	(0.04)	(0.14)	(0.21)	(0.29)	(0.26)
Net increase (decrease) from investment operations	1.77	0.57	1.77	0.30	(0.39)	0.21	0.84
Dividends to Common Shareholders from net investment income	(0.45)	(0.86)	(0.82)	(0.67)	(0.50)	(0.68)	(0.78)
Capital charges with respect to issuance of AMPS	—	—	—	—	—	—	(0.00)[2]
Net asset value, end of period	$14.85	$13.53	$13.82	$12.87	$13.24	$14.13	$14.60
Market price, end of period	$15.16	$12.28	$13.67	$11.58	$11.63	$12.61	$13.97

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	13.36%[4]	4.74%	14.62%	3.81%	(2.48)%[4]	1.78%	6.09%
Based on market price	27.51%[4]	(3.89)%	26.01%	6.34%	(4.01)%[4]	(5.07)%	2.42%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.72%[6]	1.32%	1.08%	1.28%	1.48%[6]	1.69%	1.65%
Total expenses after fees waived[5]	1.72%[6]	1.31%	1.07%	1.26%	1.45%[6]	1.68%	1.64%
Total expenses after fees waived excluding interest expense, fees and amortization of offering costs[5,7]	1.41%[6]	1.21%	1.03%	1.12%	1.14%[6]	1.14%	1.13%
Net investment income[5]	5.62%[6]	6.46%	6.74%	7.43%	6.61%[6]	6.77%	6.72%
Dividends to AMPS Shareholders	—	0.23%	0.28%	1.15%	1.98%[6]	2.05%	1.78%
Net investment income to Common Shareholders	5.62%[6]	6.23%	6.46%	6.28%	4.63%[6]	4.72%	4.94%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$179,411	$163,276	$166,773	$155,360	$159,759	$170,559	$176,216
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$87,350	$87,350	$87,350	$99,000	$99,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,300	$87,300	—	—	—	—	—
Portfolio turnover	13%	18%	18%	9%	20%	10%	14%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$72,733	$69,467	$70,730	$68,076	$69,507
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$305,511	$287,029	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	43

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2007 to July 31, 2008

						Year Ended October 31,
		Year Ended July 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.44	$13.89	$12.65	$13.16	$13.94	$14.40	$14.26
Net investment income[1]	0.40	0.87	0.90	0.87	0.66	0.84	0.92
Net realized and unrealized gain (loss)	1.33	(0.44)	1.08	(0.61)	(0.77)	(0.38)	0.23
Dividends to AMPS Shareholders from net investment income	—	(0.03)	(0.04)	(0.13)	(0.19)	(0.27)	(0.24)
Net increase (decrease) from investment operations	1.73	0.40	1.94	0.13	(0.30)	0.19	0.91
Dividends to Common Shareholders from net investment income	(0.43)	(0.85)	(0.70)	(0.64)	(0.48)	(0.65)	(0.77)
Capital charges with respect to issuance of AMPS	—	—	—	—	—	—	(0.00)[2]
Net asset value, end of period	$14.74	$13.44	$13.89	$12.65	$13.16	$13.94	$14.40
Market price, end of period	$14.53	$12.60	$13.57	$11.36	$11.80	$12.80	$14.10

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	13.13%[4]	3.36%	16.15%	2.29%	(1.86)%[4]	1.66%	6.71%
Based on market price	18.96%[4]	(0.81)%	26.36%	2.44%	(4.16)%[4]	(4.67)%	13.13%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.65%[6]	1.34%	1.11%	1.34%	1.48%[6]	1.64%	1.56%
Total expenses after fees waived[5]	1.64%[6]	1.33%	1.10%	1.32%	1.46%[6]	1.63%	1.56%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5,7]	1.30%[6]	1.14%	1.00%	1.06%	1.04%[6]	1.04%	1.03%
Net investment income[5]	5.76%[6]	6.55%	6.69%	7.11%	6.36%[6]	5.96%	6.50%
Dividends to AMPS Shareholders	—	0.21%	0.27%	1.09%	1.82%[6]	1.88%	1.68%
Net investment income to Common Shareholders	5.76%[6]	6.34%	6.42%	6.02%	4.54%[6]	4.08%	4.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$581,722	$530,058	$547,812	$499,093	$518,912	$549,910	$567,954
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$247,700	$247,700	$259,475	$304,000	$304,000
VRDP Shares outstanding at $100,000 liquidation preference, end of period (000)	$247,700	$247,700	—	—	—	—	—
Portfolio turnover	14%	18%	7%	22%	17%	25%	43%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$80,293	$75,376	$75,011	$70,242	$71,725
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	$334,849	$313,992	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

	Six Months Ended January 31, 2012 (Unaudited)				Period November 1, 2007 to July 31, 2008

						Year Ended October 31,
		Year Ended July 31,
		2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.19	$13.67	$12.27	$12.86	$14.57	$15.30	$15.27
Net investment income[1]	0.44	0.89	0.89	0.87	0.70	1.04	0.98
Net realized and unrealized gain (loss)	1.66	(0.48)	1.31	(0.66)	(1.69)	(0.79)	0.46
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	(0.03)	(0.03)	(0.12)	(0.22)	(0.31)	(0.25)
Net realized gain	—	—	—	—	—	—	(0.04)
Net increase (decrease) from investment operations	2.10	0.38	2.17	0.09	(1.21)	(0.06)	1.15
Dividends and distributions to Common Shareholders from:
Net investment income	(0.43)	(0.86)	(0.77)	(0.68)	(0.50)	(0.67)	(0.78)
Net realized gain	—	—	—	—	—	—	(0.34)
Total dividends and distributions to Common Shareholders	(0.43)	(0.86)	(0.77)	(0.68)	(0.50)	(0.67)	(1.12)
Net asset value, end of period	$14.86	$13.19	$13.67	$12.27	$12.86	$14.57	$15.30
Market price, end of period	$14.91	$12.17	$14.17	$12.12	$12.22	$13.04	$14.36

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	16.31%[3]	3.22%	18.19%	1.70%	(8.22)%[3]	(0.06)%	8.09%
Based on market price	26.48%[3]	(8.12)%	24.03%	5.72%	(2.55)%[3]	(4.70)%	5.38%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.59%[5]	1.32%	1.11%	1.46%	1.64%[5]	1.71%	1.67%
Total expenses after fees waived and paid indirectly[4]	1.59%[5]	1.32%	1.11%	1.45%	1.63%[5]	1.71%	1.67%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	1.23%[5]	1.12%	0.97%	1.06%	1.06%[5]	1.03%	1.02%
Net investment income[4]	6.31%[5]	6.85%	6.73%	7.52%	6.51%[5]	6.94%	6.52%
Dividends to AMPS Shareholders	—	0.22%	0.26%	1.04%	2.03%[5]	2.06%	1.67%
Net investment income to Common Shareholders	6.31%[5]	6.63%	6.47%	6.48%	4.48%[5]	4.88%	4.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,003,828	$890,985	$920,234	$825,622	$865,447	$980,741	$1,030,048
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$356,450	$358,625	$377,175	$570,000	$570,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400	$356,400	—	—	—	—	—
Portfolio turnover	10%	12%	13%	30%	70%	117%	95%
Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—	—	$89,545	$82,559	$82,381	$68,039	$70,198
Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$381,658	$349,996	—	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to AMPS Shareholders.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	45

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI”), (collectively, the “Funds” or individually a “Fund”), are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Fund’s Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the six months ended January 31, 2012, no TOBs that the Funds participated in were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund in exchange for TOB trust certificates. The Funds typically invest the cash in additional

46	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Notes to Financial Statements (continued)

municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At January 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUE	$149,387,701	$73,362,934	0.07% – 0.33%
MCA	$398,472,335	$189,215,179	0.05% – 0.18%
MYM	$20,366,211	$9,855,000	0.08% – 0.28%
MYN	$214,718,383	$103,520,366	0.05% – 0.23%
MYI	$485,368,306	$233,771,493	0.08% – 0.23%

For the six months ended January 31, 2012, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUE	$65,774,021	0.63%
MCA	$187,884,169	0.64%
MYM	$9,133,125	0.58%
MYN	$85,819,256	0.71%
MYI	$224,824,314	0.62%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the following periods:

	Year Ended	Period
MUE	July 31, 2011 July 31, 2010 July 31, 2009	October 1, 2007 to July 31, 2008
MCA	July 31, 2011 July 31, 2010 July 31, 2009	November 1, 2007 to July 31, 2008
MYM	July 31, 2011 July 31, 2010 July 31, 2009	November 1, 2007 to July 31, 2008
MYN	July 31, 2011 July 31, 2010 July 31, 2009	November 1, 2007 to July 31, 2008
MYI	July 31, 2011 July 31, 2010 July 31, 2009	November 1, 2007 to July 31, 2008

SEMI-ANNUAL REPORT	JANUARY 31, 2012	47

Notes to Financial Statements (continued)

The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Offering Costs: The Funds incurred costs in connection with its issuance of VRDP Shares and VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference

48	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Notes to Financial Statements (continued)

between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of January 31, 2012
	Liability Derivatives
		MUE	MCA	MYM	MYN	MYI
	Statement of Assets and Liabilities Location			Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$194,461	$113,874	$35,038	$294,319	$210,228

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2012
	Net Realized Gain (Loss) From
	MUE	MCA	MYM	MYN	MYI
Interest rate contracts:
Financial futures contracts	$(488,321)	$34,610	$(298,327)	$(1,247,758)	$(2,565,348)

	Net Change in Unrealized Appreciation/Depreciation on
	MUE	MCA	MYM	MYN	MYI
Interest rate contracts:
Financial futures contracts	$79,661	$(113,874)	$143,603	$224,943	$1,221,984

For the six months ended January 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUE	MCA	MYM	MYN	MYI
Financial future contracts:
Average number of contracts sold	56	33	10	84	60
Average notional value of contracts sold	$7,339,875	$4,298,125	$1,322,500	$11,109,000	$7,935,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MUE	0.55%
MCA	0.50%
MYM	0.50%
MYN	0.50%
MYI	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the

SEMI-ANNUAL REPORT	JANUARY 31, 2012	49

Notes to Financial Statements (continued)

Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended January 31, 2012, the amounts waived were as follows:

MUE	$2,618
MCA	$7,197
MYM	$472
MYN	$11,697
MYI	$5,511

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by advisor in the Statements of Operations. For the six months ended January 31, 2012, the waiver was $85,985.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended January 31, 2012 were as follows:

	Purchases	Sales
MUE	$85,599,969	$80,885,784
MCA	$175,373,389	$168,180,595
MYM	$33,414,261	$33,798,614
MYN	$133,430,752	$117,995,518
MYI	$153,394,475	$180,958,621

5. Income Tax Information:

As of July 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MCA	MYM	MYN	MYI
2012	$259,900	$2,675,948	$1,194,375	$16,583,200	—
2014	—	—	—	3,107,506	$1,213,491
2015	—	1,362,395	—	—	5,979,955
2016	—	—	823,067	2,330,288	25,066,903
2017	8,936,425	2,753,866	253,932	2,295,738	21,251,301
2018	6,013,130	5,944,218	—	3,370,191	26,460,028
2019	—	—	—	1,287,746	—
Total	$15,209,455	$12,736,427	$2,271,374	$28,974,669	$79,971,678

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after July 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of January 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUE	MCA	MYM	MYN	MYI
Tax cost	$410,598,433	$646,931,592	$247,380,522	$763,647,519	$1,214,278,215
Gross unrealized appreciation	$44,249,543	$64,748,669	$18,365,965	$63,704,663	$128,891,638
Gross unrealized depreciation	(1,158,677)	(4,452)	(1,366,158)	(5,313,422)	(1,700,762)
Net unrealized appreciation	$43,090,866	$64,744,217	$16,999,807	$58,391,241	$127,190,876

50	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

MCA, MYM and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of January 31, 2012, MUE invested a significant portion of its assets in securities in the County/City/Special District/School District, Transportation and Utilities sectors. MCA invested a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. MYM invested a significant portion of its assets in securities in the County/City/Special District/School District sector. MYN and MYI invested a significant portion of its assets in securities in the County/City/Special District/School District and Transportation sectors. Changes in economic conditions affecting the County/City/Special District/School District, Transportation and Utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.10 except certain series of MYM and MYN AMPS which are $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended January 31, 2012	Year Ended July 31, 2011
MUE	13,093	57,701
MYM	13,770	—
MYN	—	7,531
MYI	37,185	190,432

Shares issued and outstanding remained constant for MCA for the six months ended January 31, 2012 and the year ended July 31, 2011.

Preferred Shares

The Funds’ Preferred Shares rank prior to the Funds’ Common Shares as to the payment of dividends by the Funds and distribution of assets upon dissolution or liquidation of the Funds. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds’ are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change the Funds’ sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	51

Notes to Financial Statements (continued)

VRDP Shares

MCA, MYM, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of an unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares issued for the year ended July 31, 2011 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYM	5/19/11	873	$87,300,000	6/01/41
MYN	4/21/11	2,477	$247,700,000	5/01/41
MYI	5/19/11	3,564	$356,400,000	6/01/41

The VRDP Funds have entered into a fee agreement with the liquidity provider that required a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between the VRDP Funds and the liquidity provider is for a 1-year term and is scheduled to expire on April 18, 2012 for MCA and MYN and May 16, 2012 for MYM and MYI unless renewed or terminated in advance. In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are — required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate as discussed below. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Moody’s has announced a review of its rating methodologies with respect to investment company securities, and any amendments to its rating methodologies may adversely affect Moody’s current long-term ratings of the VRDP Shares.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. Although not directly correlated, a change in the short-term credit rating of the VRDP Shares may adversely affect the dividend rate paid on such shares. As of January 31, 2012, the short-term ratings of the liquidity provider and the VRDP Shares are P-1/F-1 and P-1/F-1 as rated by Moody’s and Fitch, respectively. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. Moody’s has placed the liquidity provider and the short-term ratings of the VRDP Shares on review for possible downgrade.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds pay commissions of 0.10% on the aggregate principal amount of all VRDP Shares, which are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the VRDP Funds’ VRDP Shares have successfully remarketed since issuance, with an

52	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Notes to Financial Statements (continued)

annualized dividend rates for the six months ended January 31, 2012 as follows:

Rate
MCA	0.30%
MYM	0.28%
MYN	0.26%
MYI	0.28%

VRDP Shares issued and outstanding remained constant for the six months ended January 31, 2012.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act of 1933.

The VMTP Shares issued for the six months ended January 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUE	12/16/11	1,310	$131,000,000	1/02/15

MUE is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Fund’s VMTP Shares will be extended or that the Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, The Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, (the “Rating Agencies”), then such redemption is subject to a scheduled redemption premium based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Fund may also be required to register the VMTP Shares for sale under the Securities Act of 1933 under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the Rating Agencies. At the date of issuance, the VMTP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Moody’s has announced a review of its rating methodologies with respect to investment company securities, and any amendments to its respective rating methodologies may adversely affect the Moody’s current long-term ratings of the VMTP Shares. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among others, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rate of the VMTP Shares for the six months ended January 31, 2012 for MUE was 1.09%.

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore, the liquidation value of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

AMPS

The AMPS are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles Supplementary/Statement of Preferences and/or Certificate of Designation (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Fund may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Fund and seller. Each Fund also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. Each Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

Dividends on seven-day and 28-day AMPS are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the AMPS to

SEMI-ANNUAL REPORT	JANUARY 31, 2012	53

Notes to Financial Statements (concluded)

holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for each Fund for the period were as follows:

	Series	Low	High	Average
MUE	A1	0.17%	0.31%	0.23%
	B1	0.18%	0.31%	0.23%
	C1	0.18%	0.31%	0.23%

[1]

The maximum applicable rate on this series of AMPS is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Since February 13, 2008, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.17% to 0.31% for the six months ended January 31, 2012. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

The Funds pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the six months ended January 31, 2012, MUE announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MUE	A	1/06/12	1,345	$33,625,000
	B	1/05/12	1,345	$33,625,000
	C	1/11/12	2,550	$63,750,000

During the year ended July 31, 2011, certain Funds announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MCA	A	6/06/11	1,090	$27,250,000
	B	5/16/11	1,090	$27,250,000
	C	5/18/11	969	$24,225,000
	D	5/13/11	1,211	$30,275,000
	E	5/13/11	1,211	$30,275,000
	F	5/12/11	1,090	$27,250,000
MYM	A	5/31/11	1,941	$48,525,000
	B	6/08/11	1,200	$30,000,000
	C	6/09/11	353	$8,825,000
MYN	A	5/24/11	1,385	$34,625,000
	B	5/10/11	1,385	$34,625,000
	C	5/16/11	2,282	$57,050,000
	D	5/18/11	1,597	$39,925,000
	E	5/19/11	1,793	$44,825,000
	F	5/13/11	1,466	$36,650,000
MYI	A	6/23/11	1,376	$34,400,000
	B	6/30/11	1,376	$34,400,000
	C	6/09/11	1,376	$34,400,000
	D	6/16/11	1,376	$34,400,000
	E	6/09/11	2,502	$62,550,000
	F	6/07/11	1,501	$37,525,000
	G	6/14/11	1,501	$37,525,000
	H	6/10/11	1,625	$40,625,000
	I	6/06/11	1,625	$40,625,000

The Funds financed the AMPS redemptions with proceeds received from the issuance of VMTP or VRDP Shares.`

AMPS issued and outstanding remained constant for the year ended July 31, 2011 for MUE.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on March 1, 2012 to Common Shareholders of record on February 15, 2012 as follows:

Common Dividend Per Share
MUE	$0.0735
MCA	$0.0735
MYM	$0.0715
MYN	$0.0710
MYI	$0.0720

The dividends declared on VMTP or VRDP Shares for the period February 1, 2012 to February 29, 2012 were as follows:

	Series	Dividends Declared
MUE VMTP	W-7	$18,115
MYI VRDP	W-7	$34,028
MYM VRDP	W-7	$19,225
MYN VRDP	W-7	$50,623
MCA VRDP	W-7	$78,486

54	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Officers and Directors[1]

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director
Paul L. Audet, Director
Michael J. Castellano, Director and Member of the Audit Committee
Frank J. Fabozzi, Director and Member of the Audit Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerrold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

[1]	John F. Powers, who was a Director of the Funds, resigned as of February 21, 2012.

Investment Advisor
BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC Princeton, NJ 08540

Custodians
State Street Bank and Trust Company[2] Boston, MA 02110

The Bank of New York Mellon[3] New York, NY 10286

Transfer Agent Common Shares:
Computershare Trust Company, N.A. Providence, RI 02940

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
The Bank of New York Mellon New York, NY 10289

VRDP Liquidity Provider and Remarketing Agent
Citigroup Global Markets Inc. New York, NY 10179

Accounting Agent
State Street Bank and Trust Company Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Address of the Funds
100 Bellevue Parkway Wilmington, DE 19809

[2]	For MUE, MCA and MYI.
[3]	For MYM and MYN.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	55

Additional Information

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On June 10, 2010, the Manager announced that MUE, MCA and MYI received demand letters from a law firm on behalf of MUE’s, MCA’s and MYI’s Common Shareholders. The demand letter alleges that the Manager and MUE’s, MCA’s and MYI’s officers and Board of Directors (the “Board”) breached their fiduciary duties by redeeming at par certain of MUE’s, MCA’s and MYI’s Preferred Shares, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the Independent Directors to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the demand letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

On August 11, 2010, the Manager announced that a shareholder derivative complaint was filed on August 3, 2010 in the Supreme Court of the State of New York, New York County with respect to MCA and MYI, which had previously received a demand letter from a law firm on behalf of each fund’s common shareholders. The complaint was filed against the Manager, BlackRock, Inc., MCA, MYI and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleges, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of MCA and MYI (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. The plaintiffs are seeking monetary damages for the alleged losses suffered and to enjoin MCA and MYI from future redemptions of AMPS at their liquidation preference. The BlackRock Parties believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

56	SEMI-ANNUAL REPORT	JANUARY 31, 2012

Additional Information (continued)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

SEMI-ANNUAL REPORT	JANUARY 31, 2012	57

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	SEMI-ANNUAL REPORT	JANUARY 31, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MHMYINS5-1/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield California Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield California Quality Fund, Inc.

Date: April 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield California Quality Fund, Inc.

Date: April 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield California Quality Fund, Inc.

Date: April 2, 2012